                                                                   Exhibit 10.10


                                      LEASE


                                 by and between





                                  RETALS, LTD.

                                   (LANDLORD)


                                       and


                             STUDENT ADVANTAGE, LLC

                                    (TENANT)








                               February ____, 1998

                                TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----

1.   Premises. ................................................................4

2.   Use ......................................................................5

3.   Term .....................................................................5

4.   Basic Rent; Security Deposit .............................................5

5.   Real Estate Tax ..........................................................6

6.   CPI Clause ...............................................................7

7.   Improvements .............................................................7

8.   Billing ................................................................. 8

9.   Payment on Account ...................................................... 8

10.  Late Payment ............................................................ 8

11.  Brokerage ............................................................... 8

12.  Property of Tenant ...................................................... 9

13.  Maintenance and Repair. ................................................. 9

14.  Prohibited Items ........................................................10

15.  Services ................................................................11

16.  Inspection ..............................................................12

17.  Casualty. ...............................................................12

18.  Condemnation - Eminent Domain. ..........................................13

19.  Injury and Damage. ......................................................15

20.  Indemnification. ........................................................15

21.  Insurance ...............................................................15

22.  Mutual Waiver of Subrogation.............................................17

23.  Assignment, Mortgaging and Subletting ...................................18

                                                                             PAGE
                                                                             ----

24.  Default .................................................................20

25.  Landlord's Right to Cure. ...............................................22

26.  Subordination/Rights of Mortgagees ......................................22

27.  Surrender of Possession; Holdover .......................................23

28.  Notices .................................................................24

29.  Rules and Regulations ...................................................24

30.  Quiet Enjoyment .........................................................24

31.  Limitation of Landlord's Liability ......................................25

32.  Binding Agreement .......................................................25

33.  Notice of Lease..........................................................25

34.  Estoppel Certificate ....................................................25

35.  General Provisions ......................................................26

36.  Standards for Landlord's Performance ....................................27

37.  Lien Waivers ............................................................27

38.  Option to Extend and Expand .............................................27

39.  Parking. ................................................................29

40.  Compliance with Law .....................................................29

     Signatures ..............................................................30

     Exhibit A - Cleaning Service ............................................31

     Exhibit B - Rules and Regulations .......................................33

     Consent of Member's Meeting .............................................34

     Exhibit C - Resolutions .................................................35

     Exhibit D - Improvements ................................................36

     Clerk's Certificate .....................................................38

                                      LEASE

This Lease is made and entered into as of this ___ day of February, 1998 by and between Retals, LP with an address c/o Teel Realty, 1955 Commonwealth Avenue, No. 1, Brighton, MA 02135-5923 (the "LANDLORD" or "LESSOR") Student Advantage, LLC., a Delaware corporation, with an address at 321 Columbus Avenue, Boston, MA 02116 (the "TENANT" or "LESSEE").

This Lease shall be effective as of the "EFFECTIVE DATE" (see SECTION 3) which is anticipated to be between April 1, 1998 and April 21, 1998, provided the Premises are delivered in substantial completion as provided in Section 7 of this Lease. Not withstanding that Effective Date has not occurred, this Lease shall be a binding agreement between the parties from and after the date hereof.

1. PREMISES.

1.1 In consideration of the rents and covenants herein stipulated to be paid and performed by Tenant and upon the terms and conditions herein specified, Landlord hereby leases to Tenant, and Tenant hereby hires and takes from Landlord a portion of the building located at 280 Summer Street in Boston, Massachusetts (the "BUILDING"), and said leased portion containing 21,167 rentable square feet ("RSF"), (the "PREMISES"). The RSF for the aforementioned Premises and for the respective portions of said Premises, which are more particularly referred to hereafter, are agreed figures for all purposes. The Premises are more particularly described as follows: 5214 RSF on the mezzanine level being space currently occupied by National TechTeam (which may hereafter be referred to as space or portion "A"), 2972 RSF on the mezzanine level being space last occupied by Olsen plus certain adjacent present corridor space (which may hereafter be referred to as space or portion,"B"), and 12981 RSF on the street/lobby level being space last occupied by Lehman Millet (which may hereafter be referred to as space or portion "C"), excepting the common areas on these floors, (the "PREMISES").

1.2 The Premises are Leased together with the right of Tenant to use for its customers, employees and visitors, in common with others entitled thereto, such common areas and facilities in or appurtenant to the Building as Landlord may from time to time designate and provide, provided, however that Landlord reserves the right from time to time, without unreasonable interference with Tenant's use of the Premises, (i) to install, repair, replace, use, maintain, alter and relocate for service to the Premises and to other parts of the Building, service fixtures, pipes, ducts, and equipment wherever located in the Building or the Premises and (ii) to alter or relocate any other common facility, provided that substitutions therefor are substantially equivalent or better or necessary and pipes, service fixtures and ducts shall be concealed in walls wherever possible and appropriate. Tenant shall allow access to and through Tenant's rented space for emergency use or any use required by Governmental rules, laws, regulations or other requirements, including those of City, State, and Federal authorities.

1.3 All the perimeter walls of the Premises except the inner surfaces thereof, any balconies, terraces or roofs adjacent to the Premises, and any space in or adjacent to the Premises used for serving other portions of the Building exclusively or in common with the Premises, including without limitation (where applicable) shafts, stacks, pipes, conduits, wires and appurtenant fixtures fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as the right of access through the Premises for the purpose of operation maintenance, decoration and repair, are expressly reserved to Landlord.

2. USE. Tenant may use the Premises for office purposes, and for such other purposes as Landlord reasonably may approve in writing, provided that such other use is consistent with the character of comparable office space in the so-called Fort Point Channel area of Boston. Such use and occupation shall at all times be in compliance with all applicable laws, ordinances, rules and regulations of any governmental authority. Tenant shall not use, permit or suffer anything to be done in the Premises or anything to be brought into or kept in the Premises, in either case, which occasions discomfort or annoyance to any other tenants or occupants of the Building or which in Landlord's reasonable judgment may tend to impair the reputation or appearance of the Building or tend to interfere with the proper and economic operation of the Building by Landlord. Tenant shall not bring or permit to be brought into or keep in or on the Premises or elsewhere in the Building, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause any odors to emanate from or permeate the Premises. Lessor shall provide to Lessee access to the Premises prior to Effective Date to install phone system, network, and other essential systems and materials.

3. TERM. Subject to the terms, covenants, agreements and conditions contained herein, Tenant shall have and hold the Premises for an initial term (the "TERM") of approximately seven (7) years and one (1) month for the lobby level space
(C), and approximately five (5) years and one (1) month for the mezzanine level portion of the premises (spaces A and B), commencing on the Effective Date, which date shall be the later of (a) the date of delivery of the Premises in substantial completion of the work outlined in Section 7 or (b) April 21, 1998, or as early as April 1, 1998 if Premises are delivered in substantial completion of the work outlined in SECTION 7; the seven (7) year and one (1) month term for the lobby level portion of the Premises shall expire at midnight on the last day of the calendar month immediately following the seventh anniversary of the Effective Date, unless sooner terminated or extended pursuant to this Lease; the five (5) year and one (1) month term for the mezzanine level portion of then Premises shall expire at midnight on the last day of the calendar month immediately following the fifth anniversary of the Effective Date, unless sooner terminated or extended pursuant to this Lease.

4. BASIC RENT; SECURITY DEPOSIT. Tenant covenants to pay to Landlord during the Term of this Lease, fixed annual rent (such fixed rent is hereinafter called the "BASIC RENT") as follows:

4.1

                   Location      $ per RSF      # RSF      $ per Year      $ per Month
                   --------      ---------      -----      ----------      ------------
                                                           (Annualized)
*       Year 1     Lobby "C"      $23.00        12,981
                   Mezzanine "A"  $17.00         5,214
                   Mezzanine "B"  $ 8.50         2,972      $412,463         $34,371.92
                                                                           (As of May 15)
        Years      Lobby "C"      $23.00        12,981
        2 to 5
                   Mezzanine      $17.00         8,186      $437,725         $36,477.08
                   "A" + "B"

**      Years      Lobby          $26.00        12,981      $337,506         $28,125.50
        6 & 7

* In the first year, the Rent for the lobby level (space C) shall begin between April 1, 1998 and April 21, 1998, subject to 4.2 below, so that the monthly rent until May 15,1998 shall be $24,880.25; and the Rent for the mezzanine spaces A and B shall begin on May 15, 1998, so that the monthly Rent shall then be $34,371.92.

** If Lessee exercises his option for the 8,186 mezzanine level space, the yearly Rent for years 6 and 7 shall increase by $139,162 ($17 per RSF) which would bring the total yearly Rent for each of the years 6 and 7 to $476,668, and the per month Rent in years 6 and 7 to $39,722.33.

4.2 The annual Basic Rent is as per SECTION 4.1 above and shall commence on the Effective Date and shall be payable monthly in advance in the amounts as per
SECTION 4.1 above. Landlord shall use best efforts to deliver Premises as per the dates in this section; however, if any space within the Premises cannot be delivered with build-outs and other improvements substantially in accordance with those outlined in Exhibit D hereto for any reason, including holdover of a Tenant currently occupying said space, then Tenant's obligation to pay rent on such space shall be delayed accordingly, with pro rata adjustments made on a per diem basis. In the event of a holdover as above, Lessor shall diligently prosecute legal proceedings in order to obtain the Premises for delivery to Lessee. Lessor shall use best efforts to have Space A vacated by current occupant by April 1, 1998, (which is one month before lease expiration for current Lessee of said space). Notwithstanding any other provision herein, in the event that Space A cannot be delivered to Lessee on or before April 1, 1998, then Tenant's obligation to pay rent on spaces A and B shall not commence until six (6) weeks after the date Space A is delivered to Tenant or when Tenant takes occupancy if sooner.

4.3 The applicable Basic Rent is payable in twelve equal monthly installments, in advance, on the first day of every calendar month, provided that if the Term begins or ends on a day other than the first or last day of a calendar month, the installment of Rent payable on the first day of the Term, or the first day of the last calendar month of the Term shall be prorated for such first or last partial month on the basis of a 365 day year. Tenant will pay the Basic Rent without counterclaim, set-off, deduction or demand to Landlord at its address set forth above, or at such other place as is designated in writing from time to time by Landlord. Receipt is hereby acknowledged of the sum of $70,849.00 which is payment for the first full month's rent and for the 13th month's rent for the Premises ($34,371.92 + $36,477.08).

4.4 The security deposit shall be $36,477.08 (the "SECURITY DEPOSIT"), receipt of which is hereby acknowledged. If Tenant leases any further space in addition to the Premises in the Building, the Security Deposit shall be increased by one-twelfth (1/12) of the yearly rent for any such new space. If Tenant defaults in its obligations under this Lease, and such default is not cured within the applicable notice and cure period then Landlord may apply any portion of the Security Deposit to cure the default, and the balance of the Security Deposit, if any, shall be held as security for the prompt payment and performance of Tenant's obligations under the Lease. Landlord shall not be obligated to segregate said security deposit and Lessor shall pay interest to Tenant at a rate of two (2) percent per annum, payable yearly within a reasonable time after the anniversary of the Effective Date. Tenant shall be obligated to pay to Landlord promptly any amount applied by Landlord hereunder, so that the Security Deposit shall always be fully funded to the amount set forth above.

5. REAL ESTATE TAX. In addition to the basic rent payments as aforesaid, Lessee shall pay, if due, additional rent payments for real estate taxes. If in any period commencing with July 1, 1998 (Fiscal Year 1999) the real estate taxes on the land and building of which, the leased Premises are a part, are in excess of the amount of real estate taxes thereon for Fiscal year 1998, hereinafter called the base year, Lessee will pay to lessor as additional rent hereunder, when and as designated by notice in writing by Lessor, 15% of such excess that may occur in each year of the term of this Lease and any extensions thereafter, and proportionately for any part of a fiscal or calendar year. Percentage adjustment(s) shall proportionately be made, if necessary or appropriate, to account for the amount of space occupied by Lessee during any year, so that for example if spaces A and B were not occupied for a given year, the percentage of excess Lessee would be responsible for would be reduced from 15% to 9%. Lessor shall waive the first six (6) month's period bill for Lessee's share of real estate tax increases (if any), as may become due per this section. Nothing herein shall change the intent that the base year for computation throughout the Term of this Lease and any extensions shall remain fiscal year 1998. If the Lessor obtains an abatement of any such excess real estate tax and where the lessee has paid excess real estate tax share over real estate base year tax under this formula, Lessor shall refund proportionately to Lessee one-half of such pro-rated excess abated real estate taxes; this is agreed to for simplicity to allow for Lessor's or third Party services and/or expenses to obtain any such abatements. The base year is fiscal year 1998 as assessed, without regard to any abatements that may be obtained for said fiscal year 1998. These payments shall be payable as per clauses 8, 9, and 10.

6. CPI CLAUSE. In lieu of an operating expense and inflation clause and for the period commencing with April 1, 1998, during the term of the Lease and extensions thereafter, the National Consumer Price Index "U' Series (hereinafter "CPI") shall be used. For identification this series was 159.1 for January 1997, (1982 - 1984 = 100 and as this may be adjusted hereafter by the U.S. Government). The most recent monthly index prior to commencement of the Lease shall be used as the base period index CPI for all calculation purposes throughout the term of this lease and extensions. The amount to be paid by Lessee will be 25% of the increase in the future CPI index (numerator) over the base CPI index (denominator), figured as a percentage, and then multiplied by the then current Rent. These payments shall be payable as per clauses 8, 9, and 10.

7. IMPROVEMENTS. Landlord shall paint and carpet and replace damaged 'gypcrete' floor (where necessary) on the lobby floor portion (space C) of the Premises. The mezzanine level portion A space currently occupied by National TechTeam is being taken "as is" with any work the sole responsibility of Tenant allowing for normal wear and tear and assuming no extraordinary damage. In the mezzanine level portion B of the Premises, space last occupied by Olsen Images the Landlord shall paint and carpet and incorporate hallway. Landlord shall also contribute fifty percent (50%) of the cost of additional improvements up to a total contribution by Landlord of twenty thousand dollars ($20,000). For clarity this $20,000 is in addition to the paint, carpet and floor repairs referred to above. These additional improvements shall be performed by Lessor, Lessor's employees or agents, or contractors hired by Lessor, and paid for in accordance with this SECTION 7 and shall be as per attached plan(s) and/or descriptions in Exhibit D, as it may be changed by written agreement of both Lessor and Lessee. Lessee shall have the right to choose whoever does the improvements, Lessor's employees and contractors ("CHOICE 1") or an outside contractor of Lessees choosing ("CHOICE

2") (and choice 2 is subject to reasonable approval by Lessor); if Lessee elects choice 1 then Lessor shall charge Lessee cost plus 10 percent for all work, except for invoiced material such as the doors and ceiling tiles which shall be charged at actual costs; if Lessee elects choice 2 then notwithstanding anything in this Lease to the contrary including the provisions of SECTION 3 and SECTION 7, then the rent shall begin for the lobby floor portion (space C) by May 1, 1998 regardless of status of completion of the improvements to said premises. Payment to Lessor shall be on a mutually agreed schedule and in any event shall be paid in full upon issuance of a certificate of occupancy. Paint color is to be uniform throughout each portion (A, B, C) of the Premises and colors may be chosen by Lessee from samples provided by Lessor (paint to be Benjamin Moore or comparable quality); carpet to be chosen by Lessee from building standard sample books provided by Lessor. Lessor shall additionally contribute up to ten thousand (10,000) dollars for HVAC, electrical fire and sprinkler plans, which shall be paid directly by Lessor to architects and/or engineers. Landlord shall provide at his expense an intercom system connected to the front door of the Building to each portion of the Premises; Lessor shall also provide one staircase between space C and the mezzanine level of the Premises, but not the installation or floor cutting. All work done in the Premises shall be of the quality and appearance consistent with the rest of the Building. Completion of any work planned or agreed to by Lessor and/or Lessee is contingent upon governmental approval, if applicable or required. Prior to undertaking additional work within the Premises Lessee shall obtain Landlord's prior written permission, which permission shall not be unreasonably withheld. Receipt of such permission may be contingent on Lessee agreeing to certain conditions, for example that Lessee comply with all governmental permitting and regulations, that the work be completed in a good and workmanlike manner.

8. BILLING. Time and period of Billing, whether annual, semi-annual, or otherwise for real estate and CPI clauses shall be in the discretion of the Lessor, and Lessee shall be obliged to pay to the Lessor the entire amount billed, for the period billed. Any amount payable by Lessee for the period during which this Lease commences and expires shall be apportioned on the basis of the proportion of the particular year or tax year during which the lease term is in effect. Should the real estate taxes or the CPI Index figure fall below the base periods there shall be no credit adjustment to Lessee therefor, so that the basic rent charge shall be due at all times and there shall be no reduction in the basic fixed rent therefor.

9. PAYMENT ON ACCOUNT. Lessee shall when requested by Lessor, and with each monthly payment, make such payments in advance as Lessor shall reasonably determine to be sufficient to provide, in the aggregate, a fund adequate to pay, when due, all additional rent required under the real estate tax and CPI clauses. Any such payments on account shall be adjusted to conform to the actual R.E. tax bills and CPI Index amounts.

10. LATE PAYMENT. In the event Lessee fails to make any basic rent payment within ten (10) days after the date when due, or fails to make any additional rent payment for real estate or CPI clauses, or other payment under the lease within thirty (30) days after billing date, then Lessee shall pay to Lessor therefore a late charge at the rate of BankBoston Prime Rate plus two (2) percent per annum from the due date of such basic rent payment(s) and/or from the billing date of such other rent payments for real estate, CPI or otherwise, until such amount(s) is/are paid.

11. BROKERAGE. Lessee warrants and confirms that it has dealt with no broker in connection with the leasing of the Premises other than Boston Real Estate Partners and Hunneman Commercial Company. Hunneman Commercial Company shall be compensated by Boston Real Estate Partners from its fee from Lessor.

12. PROPERTY OF TENANT. Subject to the provisions of this SECTION 12, Tenant, may place office fixtures, office equipment and the like ("TENANT'S PROPERTY") in the Premises. Business machines and mechanical equipment and Tenant's other personal property shall be placed and maintained by Tenant at its expense in settings sufficient to absorb and eliminate any vibration or noise which may be transmitted to the Building structure or to any other leased space in the Building. Tenant covenants and agrees that all Tenant's Property of every kind, nature and description which may be in or upon the Premises or Building, in the public corridors, or on the sidewalks, area ways and approaches adjacent thereto, during the Term hereof, and any movement of Tenant's Property, shall be at the sole risk and hazard of Tenant, and Tenant hereby indemnifies and agrees to save Landlord harmless from and against any liability, loss, injury, claim or suit resulting directly or indirectly therefrom, unless caused by the negligence or willful misconduct of the Landlord, its agents, contractors, or employees.

13.      MAINTENANCE AND REPAIR.

13.1 Except for the work Landlord is obligated to perform under this Lease, Tenant shall, at its sole cost and expense, maintain the Premises in good order, condition and repair, reasonable wear and tear excepted, and shall make all foreseen and unforeseen and ordinary and extraordinary changes and nonstructural repairs required to keep the Premises in good repair and condition including, without limitation, repairs to doors locks, hardware, carpets, walls, ceilings and fixtures in the Premises, and other utility services located in and exclusively serving only the Premises, and glass in and about the Premises. Tenant, at its own expense, shall supply all light bulbs, tubes or similar devices for lighting the Premises and Landlord may (but shall be under no obligation to do so) offer to supply such devices for a reasonable fee to be established by Landlord and to be paid by Tenant to Landlord in addition to any other payments pursuant to the terms of this Lease. Tenant shall keep the Premises equipped with all safety appliances required by law or ordinance or any other regulation of any public authority because of any use made by Tenant and to procure all licenses and permits so required because of such use and, if requested by Landlord, to do any work so requested because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way the permitted uses of the Premises. Tenant is responsible for the storage of food items, and the cleaning of all kitchen and lunchroom areas so as to keep the Premises free from and clear of rodents, bugs and vermin, at its sole cost and expense. Landlord shall provide exterminating services for the Building in the normal operations of the Building when necessary.

13.2 Landlord shall (i) keep the Building structure including the roof, the plumbing, mechanical, electrical, elevator, heating, and ventilating systems and utility service lines furnished by Landlord in good and serviceable condition and repair (except for any repair or replacement occasioned by any act or neglect of Tenant, its servants, agents, customers, contractors, employees or licensees); (ii) keep the sidewalks, common corridors, stairways, elevators and all other public portions of the Building in serviceable repair and in a reasonably clean and safe condition; (iii) comply with applicable governmental rules, regulations, laws and ordinances affecting the Building, unless the violation is caused by Tenant or Tenant's use of the Premises or Tenant's neglect in connection therewith. Landlord reserves the right to interrupt, curtail, stop and suspend the furnishing of any services and the operation of the plumbing, electrical, heating, and ventilating systems when necessary by reason of accident or emergency or for repairs alterations, replacements or improvements which may become necessary or when it cannot secure supplies or labor, or by reason of any other cause beyond its control, without liability or any abatement of Rent being due thereby, and without giving rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises.

13.3 Notwithstanding the foregoing, should any malfunction of the Building systems or facilities occur, or any interruption of the foregoing services occur, Landlord shall reasonably and with due diligence repair such malfunction or restore said service. If Landlord has prior notice of an interruption in such service, Landlord shall give notice to Tenant as soon as reasonably practical.

13.4 Tenant shall give to Landlord prompt notice of any fire or accident in the Premises or in the Building and of any damage to, or defective condition in, any part or appurtenance of the Building's sanitary, electrical, heating and air conditioning or other systems located in, or passing through, the Premises.

14.      PROHIBITED ITEMS

14.1 Tenant shall not bring or permit to be brought or kept in or on the Premises or elsewhere in the Building any hazardous, toxic, inflammable, combustible or explosive fluid, material, chemical or substance, including without limitation any item defined as hazardous pursuant to Chapter 21 E of the Massachusetts General Laws or Section 9601 of Title 42 of the United States Code as amended (except such as are related to Tenant's use of the Premises, provided that the same are stored and handled in a proper fashion consistent with applicable legal standards) (collectively, "HAZARDOUS SUBSTANCES").

14.2 Tenant, with regard to any conduct by Tenant, its agents, independent contractors, business invitees, licensees, servants or employees, does hereby agree to indemnify, defend, and save and hold harmless Landlord from all actions, liens, demands, costs, expenses, fines and judgments resulting from or arising by reason of the following: (i) for any spills or contamination of air, soil or water or otherwise by Hazardous Substances occurring on the Premises or the Property or upon removal therefrom; (ii) for the violation of any applicable federal, state and local environmental laws, ordinances, orders, or regulations now or hereafter affecting or applicable to the Premises, the Property or the operation of Tenant's business at the Property; and (iii) for the violation of any of the provisions of this Section of this Lease, in any case, including, without implied limitation, reasonable engineering, attorney's and other professional fees and expenses for evaluating, and/or curing the same and for consulting, engineering defending against any such claims or removing such Hazardous Substances, and for enforcing this indemnification.

14.3 Tenant shall not suffer or permit the Premises or any fixtures, equipment or utilities therein or serving the same, to be overloaded, damaged or defaced.

14.4 Landlord shall, to the best of Landlord's knowledge and belief deliver Premises free of hazardous materials.

15.  SERVICES.

15.1 The Landlord shall provide:

(i) Access to the Premises twenty-four hours a day, seven days a week. Entry after hours is controlled through a card key access system, and Lessee shall be responsible to account for the distribution and possession of these keys by Lessee's employees according to reasonable rules that Lessor may from time to time promulgate.

(ii) Necessary elevator facilities. Tenant shall be permitted the use of the passenger elevators for the transportation of employees, invitees, deliveries of freight to and from the Premises. Large deliveries shall be at off peak hours and shall be coordinated with the Building Manager.

(iii) Heat to the common areas of the Building and to the Premises and air-conditioning equipment for the purposes of permitting the air-conditioning of the Premises during normal seasonal heating and cooling periods from 7:00 a.m. to 6.00 p.m. on Monday through Friday and from 9:00 a.m. to 1:00 p.m. on Saturdays, with the exception of Federal and State holidays recognized in Massachusetts, to standards of comparable office buildings in the Fort Point Channel area of Summer Street in the City of Boston. Heat and air conditioning will be provided by Landlord at Tenant's expense after normal business hours and on Sundays and holidays with reasonable notice given to Landlord by Tenant.

(iv) Cleaning of the Premises and Common Areas according to similar specifications (which cleaning specifications are used for illustrative purposes only) as set forth on EXHIBIT A (but excluding removal of any trash resulting from the Improvements or alterations of Tenant pursuant to SECTION 7), provided the Premises are kept in good order by the Tenant. Such cleaning shall be of the quality provided for comparable office buildings in the City of Boston.

(v) Hot and cold running water, liquid soap, toilet tissue and paper towels for core area washrooms.

(vi) Electricity for normal lighting of the main lobby, elevators, washrooms, common areas, and stairs but not for the Premises.

(vii) Removal of snow and ice from the entry and sidewalks to the Building.

15.2 Landlord shall furnish to the Premises, 120/208 volt, 400 amps of electricity. If Tenant shall require electricity in excess of the amount provided above and if, (i) in Landlord's reasonable judgment, Landlord's facilities are inadequate for such excess requirements, or (ii) such excess use shall result in an additional burden on the Building utility systems and additional cost to Landlord on account thereof, as the case may be Tenant shall, upon demand, reimburse Landlord for such additional cost, as aforesaid, or Landlord, in its sole discretion, and at the sole cost and expense of Tenant, may furnish and install such additional wires, conduits, feeders, switchboards and related equipment as reasonably may be required to supply such additional requirements of Tenant. Tenant shall pay when due all charges for electricity, telephone and other utilities and utility services, supplied to or consumed upon the Premises, including consumption of electricity used for air-conditioning and ventilating, and service inspections made therefor during the Term (other than those expressly required to be provided by Landlord hereunder), whether initially charged to Landlord or Tenant and whether designated as a charge, tax, assessment, fee or otherwise.

15.3 In the event Tenant wishes to provide outside services for the Premises over and above those services to be provided by Landlord as set forth herein, Tenant shall first obtain the prior written approval of Landlord for the installation and/or utilization of such services, which consent shall not be unreasonably withheld or delayed. ("OUTSIDE SERVICES" shall include, but shall not be limited to, cleaning services, Window cleaning services, waste or garbage removal, television, so-called "canned music" services, security services, catering services and the like above the level of services Landlord is obligated to provide under this Lease). In the event Landlord approves the installation and/or utilization of such services, such installation and utilization shall be at Tenant's sole cost, risk and expense.

15.4 The Building will be managed by Teel Realty at the address set forth above. Landlord reserves the right to change the manager of the Building.

16. INSPECTION. Landlord and its authorized representatives shall have the right at all reasonable times to enter the Premises to inspect the same, to make such repairs, alterations, replacements or improvements therein or in or to common areas or other Premises within the Building as Landlord may deem necessary or desirable, to exhibit the Premises to prospective mortgage lenders and prospective purchasers of the Property, and during the last lease year to prospective tenants or others, and to introduce conduits and pipes and/or ducts as may be necessary; provided, however, that Landlord shall use all reasonable effort not to unduly disturb Tenant's use and occupancy. Landlord shall not be liable to Tenant in any manner for any expense, loss or drainage occurring by reason of the aforesaid entries, unless caused by the willful act or negligence of Landlord or its representatives, nor shall the exercise of any such right be deemed an eviction or disturbance of Tenant's use or possession. Landlord shall use reasonable efforts to minimize interference from such exercise with the operation of Tenant's business.

17. CASUALTY. In the event of loss of, or damage to, the Premises or the Building by fire or other casualty, the rights and obligations of the parties hereto shall be as follows:

17.1 If the Premises, or any part thereof, shall be damaged by fire or other casualty, Tenant shall give prompt notice thereof to Landlord, and Landlord, upon receiving such notice, shall proceed promptly and with due diligence, subject to the provisions of this Article, unavoidable delays, and, subject to the availability of insurance proceeds, to repair, or cause to be repaired, such damage. If the Premises or any part thereof shall be rendered untenantable by reason of such damage, whether to the Premises or to the Building, Basic Rent and all additional Rent shall proportionately abate for the period from the date of such damage to the date when such damage shall have been repaired.

17.2 If, as a result of fire or other casualty, the whole or a substantial portion of the Building or the Premises is rendered untenantable, Landlord, within ninety (90) days from the date of such fire or casualty, may terminate this Lease by notice to Tenant, specifying a date not less than thirty (30) nor more than sixty (60) days after the giving of such notice on which the Term of this Lease shall terminate. If Landlord does not so elect to terminate this Lease, then Landlord shall proceed with diligence to repair the damage to the Premises and all facilities serving the same, if any, which shall have occurred, and the Basic Rent and all additional rent shall meanwhile proportionately abate, all as provided in Paragraph (17.1) of this Section. However, if such damage is not repaired and the Premises restored to substantially the same condition as they were prior to such damage within nine (9) months from the date of such damage, Tenant within thirty (30) days from the expiration of such nine
(9) month period or from the expiration of any extension thereof by reason of unavoidable delays as hereinafter provided, may terminate this Lease by notice to Landlord, specifying a date not more than sixty (60) days after the giving of such notice on which the Term of this Lease shall terminate. The period, within which the required repairs may be accomplished shall be extended by the number of days, not to exceed one hundred and eighty (180) days, lost as a result of unavoidable delays, which term shall include delays in the making of any such repairs which are due to governmental regulations, casualties and strikes, unavailability of labor and materials, and other causes beyond the control of Landlord (including those of the type described in SECTION 31 below).

17.3 Landlord shall not be required to repair or replace any of Tenant's business machinery, equipment, cabinet work, furniture, personal property or other installations (all of which shall, however, be restored by Tenant within thirty (30) days after Landlord shall have completed any repair or restoration required under the terms of this Article), and no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building. If such thirty (30) day period or portion of such thirty (30) day period needs to be used by Lessee to restore his Premises to tenantable condition, then Rent and all additional Rent shall be abated for the thirty (30) day period or that portion of the thirty (30) day period so used by Lessee to restore his Premises.

17.4 The provisions of this Article shall be considered an express agreement governing any instance of damage or destruction of the Building or the Premises by fire or other casualty, and any law now or hereafter in force providing for such a contingency in the absence of express agreement shall have no application.

17.5 In the event of any termination of this Lease pursuant to this Article, the Term of this Lease shall expire as of the effective termination date as fully and completely as if such date were the date originally fixed herein for the end of the Term of this Lease, Tenant shall have access to the Premises for a period of fifteen (15) days after the date of termination in order to remove Tenant's personal property.

17.6 Landlord's Architect's certificate given in good faith, shall be deemed conclusive of the statements therein contained and binding upon Tenant with respect to the performance and completion of any repair or restoration work undertaken by Landlord pursuant to this Section or SECTION 18.

18. CONDEMNATION - EMINENT DOMAIN.

18.1 If the Building or any part thereof or the access thereto shall be taken or appropriated by eminent domain or shall be condemned for any public or quasi-public use, or (by virtue of any such taking, appropriation or condemnation) shall suffer any damage (direct, indirect or consequential) for which Landlord or Tenant shall be entitled to compensation, then (and in any such event) this Lease and the Term hereof may be terminated at the election of Landlord by giving a written notice of termination to Tenant within sixty (60) days following the date on which Landlord shall have received notice of such taking, appropriation or condemnation. If the entire Premises or such portion thereof or the access thereto shall be so taken, appropriated or condemned, such that Tenant shall be precluded from effectively utilizing the Premises, then (and in any such event) this Lease and the Term hereof may be terminated at the election of Tenant by giving a written condemnation. Upon the giving of any such notice of termination by either Landlord or Tenant this Lease and the Term hereof shall terminate as of the date on which Landlord or Tenant, as the case may be shall be required to vacate any portion of the area so taken, appropriated or condemned or shall be deprived of the means of access thereto-provided, however, that Landlord in its notice of termination may elect to terminate this Lease and the Term hereof retroactively as of the date on which such taking, appropriation or condemnation became legally effective. In the event of such termination this Lease and the Term hereof shall expire as of such effective termination date and the Rent and all additional Rent shall be apportioned as of such date.


18.2 If neither party elects to terminate this Lease and the Term hereof, Landlord shall, with reasonable diligence and at its expense, to the extent of compensation and damages awarded by the government authority taking, appropriating or condemning the Building, and further only to the extent said compensation is made available to Landlord by any mortgagee, restore the remainder of the Premises (but not the Improvements or any of Tenant's Property), or the remainder of the means of access, as nearly as practicable to the condition thereof prior to such taking, appropriation or condemnation, in which event the Rent and all additional Rent shall be adjusted in a manner such that (i) a just proportion of the Rent, according to the nature and extent of the taking, appropriation or condemnation and the resulting permanent injury to the Premises and the means of access thereto, shall be permanently abated, and
(ii) a just proportion of the remainder of the Rent, according to the nature and extent of the taking, appropriation or condemnation and the resultant injury sustained by the Premises and the means of access thereto, shall be abated until what remains of the Premises (other than Improvements or any of Tenant's Property) and the means of access thereto shall have been restored as fully as practicable for permanent use and occupation by Tenant hereunder. Landlord shall not be liable for any delays in such restoration which are due to governmental regulations, casualties, strikes, unavailability of labor or materials, or other causes beyond Landlord's control nor shall Landlord be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting from reasonable delays in such restoration. Landlord expressly reserves and Tenant hereby assigns to Landlord all rights to compensation and damages created, accrued or accruing by reason of any such taking, appropriation or condemnation, but not including relocation assistance payments by a governmental agency or entity specifically made to Tenant.

19. INJURY AND DAMAGE. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatever nature, unless caused by or due to the act, omission fault, negligence or misconduct of Landlord, or its agents, independent contractors, business invitees, licensees, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by construction operations of any private, public or quasi-public person.

20. INDEMNIFICATION. Tenant hereby indemnifies and covenants to save Landlord harmless from and against any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority:

(i) on account of or based upon any injury to person, or loss of or damage to property, sustained or occurring on the Premises on account of or based upon the act, omission, fault, negligence or misconduct of any person other than Landlord or its agents, independent contractors, business invitees, licensees, servants or employees.

(ii) on account of or based upon any injury to person, or loss of or damage to property, sustained or occurring in or about the Property and other than on the Premises (and, in particular, without limiting the generality of the foregoing, on or about the elevators, stairways, public corridors, sidewalks, concourses, arcades, approaches, area ways, roof or other appurtenances and facilities used in connection with the Building or the Premises) arising out of the use or occupancy of the Building or the Premises by the Tenant or by its agents, independent contractors, business invitees, licensees, servants or employees, and caused by the act, omission, fault, negligence or misconduct of any person other than Landlord or its agents, independent contractors, business invitees, licensees, servants or employees, and in addition to and not in limitation of the foregoing subdivision (i); and

(iii) on account of or based upon (including monies due on account of) any work or thing whatsoever done (other than by Landlord or its contractors, or agents or employees of either) on the Premises during the Term of this Lease and during the period of time, if any, prior to the Effective Date when Tenant may have been given access to the Premises;

and, in respect of any of the foregoing, from and against all costs, expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred in or in connection with any such claim, or any action or proceeding brought thereon. If any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall at Tenant's expense resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Landlord, it being agreed that such counsel as may act for insurance underwriters of Tenant engaged in such defense shall be deemed satisfactory.

21.  INSURANCE.

21.1 Tenant agrees to maintain public liability insurance in an amount not less than $2,000,000 per occurrence for personal injuries or deaths occurring in or about the Premises and the Building and property damage liability insurance in an amount not less than $2,000,000, including so-called "all-risk" insurance covering all of the Tenant's fixtures, furniture, furnishings, equipment and stock in trade against loss or damage by fire and other hazards in an amount not less than ninety per cent (90%) of the full insurable replacement value thereof without deduction for depreciation, and to submit and maintain certificates evidencing such policies with Landlord. The insurers under such policies shall be reasonably satisfactory to Landlord and such policies shall name as insured parties Landlord and Tenant and any party holding an interest to which this Lease may be subordinated pursuant to SECTION 22 or SECTION 26 provided Tenant has received written notice of the name and address of such party, as their interests may appear, and shall provide twenty (20) days' prior written notice to Landlord of lapse or cancellation. Tenant agrees to keep all employees working in the Premises covered by workmen's compensation insurance in statutory amounts and to furnish Landlord with the certificates thereof. Tenant shall procure and maintain such additional insurance as Landlord or any Mortgagee may reasonably require from time to time.

21.2 Tenant will not do or omit to do or keep anything in, upon or about the Premises, the Building or any adjacent areas which may prevent the obtaining of any fire, liability or other insurance upon or written in connection with the Premises, the Building or such adjacent areas or which may make any such insurance void or voidable or otherwise invalidate the obligations of the insurer contained therein, or which may create any extra premiums or increase the rate of any such insurance over that normally applicable to office buildings, Tenant agrees to pay to Landlord, upon demand, the amount of any extra premiums or any increase in the rate of such insurance which results from the business carried on in the Premises by Tenant, whether or not Landlord has consented to such business, provided however that the Landlord warrants that the original Permitted Uses contained in SECTION 2 shall not cause this provision to be in effect. If Tenant installs any electrical equipment that overloads the lines in the Premises, Tenant shall, at its expense, make whatever changes are necessary to comply with the requirements of the insurance underwriter or governmental authorities having jurisdiction, but such changes shall be made in accordance with the provisions of SECTION 7 AND 13.

21.3 During the Lease Term Landlord shall maintain, to the extent available at reasonable cost, fire insurance covering the Building (exclusive of Tenant's and other tenant's property and improvements) with reasonable deductibles as the Landlord may determine from time to time, and comprehensive general public liability insurance coverage in amounts totaling not less than $2,000,000.00. All such policies shall be obtained from responsible companies qualified to do business and in good standing in Massachusetts. Such insurance shall indemnify Landlord, any managing agent designated by Landlord, Tenant, and (whenever Landlord shall request) any mortgagee against all claims and demands for injury to or death of persons or damage to property which may be claimed to have occurred upon the Premises.

21.4 Tenant shall not do or permit to be done any act or thing upon the Premises or elsewhere in the Building which will invalidate or be in conflict with any insurance policies covering the

Building and the fixtures and property therein and shall not do, or permit to be done, any act or thing upon the Premises which shall subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being conducted on the Premises or for any other reason. Tenant at its own expense shall comply with all rules, orders, regulations or requirements of the Board of Fire Underwriters or any other similar body having jurisdiction, and shall not (i) do, or permit anything to be done, in or upon the Premises, or bring or keep anything therein, except as now or hereafter permitted by the Fire Department, Board of Underwriters, Fire Insurance Rating Organization, or other authority having jurisdiction, and then only in such quantity and manner of storage as will not increase the rate for any insurance applicable to the Building, or (ii) use the Premises in a manner which shall increase such insurance rates on the Building or on property located therein, over that applicable when Tenant first took occupancy of the Premises hereunder. If by reason of failure of Tenant to comply with the provisions hereof the insurance rate applicable to any policy of insurance shall at any time thereafter be higher than it otherwise would be, then Tenant shall reimburse Landlord for that part of any insurance premiums thereafter paid by Landlord, which shall have been charged because of such failure by Tenant.

22.      MUTUAL WAIVER OF SUBROGATION.

22.1 Tenant and Landlord covenant that with respect to any insurance coverage carried by each of Tenant and Landlord in connection with the Premises or the Building, whether or not such insurance is required by the terms of this Lease, such insurance shall provide for the waiver by the insurance carrier of any subrogation rights against Landlord, its agents, servants and employees under Tenant's insurance policies or against Tenant, its agents, servants and employees under Landlord's insurance policies, where such waiver of subrogation rights does not require the payment of an additional premium in both the Landlord's and the Tenant's policies, but, if an additional premium is required to be paid by either party, then either party may offer to pay such premium after being notified of such additional premium. However, if either party elects not to pay such additional premium, for whatever reason, in its discretion, then there shall be no obligation by any party to provide a waiver of subrogation rights; the intention of the parties is that this waiver of subrogation be mutually provided by each party for the benefit of the other, and is specifically intended not to be unilaterally provided. The intention is that both parties shall have a waiver of subrogation rights within their respective insurance policies. Further, if for whatever reason, either party's insurance coverage does not provide for such waiver provision then neither party shall be obligated to provide for Said waiver rights in their respective policies. Either Landlord or Tenant, upon request, shall provide to the other party a written evidence as to whether or not such party's insurance does or does not provide for said subrogation waiver clause.

22.2 Notwithstanding any other provision of this Lease, (i) Landlord shall not be liable to Tenant for any loss or damage, whether or not such loss or damage is caused by the negligence of Landlord, its agents, independent contractors, business invitees, licensees, servants or employees, to the extent that such loss or damage is covered by valid and enforceable insurance carried by Tenant; and (ii) Tenant shall not be liable to Landlord for any loss or damage, whether or not such loss or damage is caused by the negligence of Tenant or its agents, independent contractors, business invitees, licensees, servants or employees, to the extent that such loss or damage is covered by valid and enforceable insurance carried by Landlord.

23.  ASSIGNMENT, MORTGAGING AND SUBLETTING.

23.1 Tenant covenants and agrees that neither this Lease nor the Term hereof, nor the estate hereby granted, nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred (whether voluntarily or by operation of law), and that neither the Premises, nor any part thereof, will be encumbered in any manner by reason of any act or omission of Tenant, or used or occupied, or permitted to be used or occupied, by anyone other than Tenant, its employees or entities controlled by, under common control with or controlling Tenant ("TENANT AFFILIATES"), or for any use or purpose other than as above stated, or be sublet, or offered or advertised for subletting, without in each case, Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Without limiting the generality of the foregoing, Landlord shall not be deemed to have unreasonably withheld its consent to an assignment or subletting if Landlord's consent is withheld because:

(i)  Tenant is then in default,

(ii) the portion of the Premises which Tenant proposes to sublet, including the means of access and egress thereto and the proposed use thereof, or the resulting Premises remaining, would violate any city, state, or Federal law, ordinance, or regulation, including, without limitation, any applicable building code or zoning ordinance;

(iii) the proposed use by the subtenant or assignee would not conform with the uses set forth in SECTION 2 hereof,

(iv) in the reasonable judgment of the Landlord, the proposed subtenant or assignee is of a character or is engaged in a business which would be deleterious to the reputation of the Building, the proposed subtenant or assignee is not financially responsible to perform its obligations under the sublease or assignment;

(v) the proposed subtenant or assignee is a governmental or quasi-governmental agency;

(vi) in the reasonable judgment of the Landlord, the intended use by the proposed subtenant or assignee would be incompatible with the mix of uses of the then existing tenants in the Building. Tenant agrees to reimburse Landlord promptly for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for a consent to assignment or subletting. In connection with any request by Tenant for Landlord's consent to assignment or subletting, Tenant shall submit to Landlord in writing ("TENANT'S SUBLEASE NOTICE") (i) the name of the proposed assignee or subtenant, (ii) such information as to its financial responsibility and standing as Landlord may reasonably require, and (iii) all of the terms and provisions upon which the proposed assignment or subletting is to be made.

23.2 Any assignment of this Lease made hereunder shall be upon the express condition that the assignee and Tenant shall promptly execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby assignee shall agree to be personally bound by the terms, covenants, and conditions of this Lease on Tenant's part to be performed and whereby assignee shall expressly agree that the provisions of this Section shall, notwithstanding such assignment or transfer, continue to be binding upon it with respect to all future assignments and transfers. Any sublease of the Premises or any part thereof shall be expressly subject to the terms of this Lease and shall contain the agreement of the subtenant thereunder that, upon Landlord's written request, it will pay all rents under the sublease directly to Landlord. If, pursuant to this Section, Tenant sublets the Premises or any part thereof or assigns this Lease, Tenant shall pay to Landlord at the times and in the manner specified by Landlord, an amount equal to seventy-five percent (75%) of the difference between (a) all amounts which Tenant receives from a subtenant or assignee by virtue of a subletting or assignment, after the Tenant and Landlord recover their reasonable costs of such sublet or assignment pursuant to the provisions of this Section, and (b) the total Rent due under this Lease (the rent to be allocated to a sublet of less than the entire Premises shall be apportioned in an appropriate manner, both proportionately and with due regard to the location of the sublet space within the Premises), provided said difference is greater than zero. No assignment or subletting of the Premises by Tenant shall relieve Tenant from the observance or performance of any of the terms, covenants and conditions of this Lease.

23.3 If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant and its employees, Landlord, may at any time and from time to time collect Rent and other charges from such assignee, subtenant or occupant, as the case may be, and apply the net amount collected to the Rent and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of the requirements set forth in subparagraph (a) of this Section, the acceptance by Landlord of such assignee, subtenant or occupant, as the case may be, as a tenant, or a release of Tenant from the future performance by Tenant of its covenants, agreements and obligations contained in this Lease. The consent by Landlord to an assignment or subletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting. No assignment, subletting or use of the Premises shall affect the purpose for which the Premises may be used as stated in SECTION 2. Tenant shall remain fully and primarily liable for all obligations hereunder, notwithstanding any assignments, subletting or occupancy.

23.4 Subject to the provisions of this Article 23, as herein above set forth, Tenant shall have the right to assign or sublet any or all of the Premises to any affiliate of Tenant, successor in interest to Tenant by merger or consolidation or sale of all or any majority portion of Tenant's stock or assets, or any entity which controls, is controlled by or is under common control with Tenant, subject to Landlord's written consent as herein above set forth in SECTION 23, provided that assignee or sublessee and Lessee shall both be jointly and severally responsible for all payments and obligations under Lease. However, Tenant shall not be permitted to assign or sublet this lease in accordance with the preceding sentence if such assignment or subletting has the affect of reducing the aggregate creditworthiness of the entity or entities which have liability to Landlord under this Lease, and it being understood that all other provisions of Section 25 shall apply to any such assignment or subletting.

23.5 The listing of any name other than that of Tenant or Tenant's subsidiary, whether on the doors of or on the Premises or on the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises or be deemed to be the written consent of Landlord mentioned in this Section, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant, except where the name listed is that of a sublessee, assignee, or other entity which has been approved in writing by Lessor per this section.

24. DEFAULT

24.1 Conditions of Limitation - Re-entry - Termination. This Lease and the herein term and estate are upon the condition that if (a) Tenant shall neglect or fail to perform or observe any of the Tenant's covenants herein, including (without limitation) the covenants with regard to the payment when due of Rent; or (b) Tenant shall be involved in financial difficulties as evidenced by an admission in writing by Tenant of Tenant's inability to pay its debts generally as they become due, or by the making or offering to make a composition of its debts with its creditors; or (c) Tenant shall make an assignment or trust mortgage, or other conveyance or transfer of like nature, of all or a substantial part of its property for the benefit of its creditors; or (d) the leasehold hereby created shall be taken on execution or by other process of law and shall not be revested in Tenant within sixty (60) days thereafter; or (e) a receiver, sequester, trustee or similar officer shall be appointed by a court of competent jurisdiction to take charge of all or a substantial part of Tenant's property and such appointment shall not be vacated within sixty (60) days; or
(f) any proceeding shall be instituted by or against Tenant pursuant to any of the provisions of any Act of Congress or State law relating to bankruptcy, reorganization, arrangements, compositions or other relief from creditors, and, in the case of any such proceeding instituted against it, if Tenant shall fail to have such proceeding dismissed within thirty (30) days or if Tenant is adjudged bankrupt or insolvent as a result of any such proceeding; or (g) any event shall occur or any contingency shall arise whereby this Lease, or the term and estate thereby created, would (by operation of law or otherwise) devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted under SECTION 23 hereof, or (h) Tenant shall vacate all or substantially all of the Premises; then, and in any such event Landlord may, in a manner consistent with applicable law, immediately or at any time thereafter declare this Lease terminated by notice to Tenant, or, without further demand or notice, enter into and upon the Premises (or any part thereof in the name of the whole), and in either such case (and without prejudice to any remedies which might otherwise be available for arrears of rent or other charges due hereunder or preceding breach of covenant and without prejudice to Tenant's liability for damages as hereinafter stated), this Lease shall terminate. The words "re-entry" and "re-enter" as used in this Lease are not restricted to their technical legal meaning.

24.2 Damages - Termination. Upon the termination of this Lease under the provisions of this Article, Tenant shall pay to Landlord the Rent payable by Tenant to Landlord up to the time of such termination, shall continue to be liable for any preceding breach of covenant, and in addition, shall pay to Landlord as damages, at the election of Landlord, either:

(x) the amount by which, at the time of the termination of this Lease (or at any time thereafter if Landlord shall have initially elected damages under Subparagraph (y), below), (i) the aggregate of the Rent projected over the period commencing with such time and ending on the originally scheduled Termination Date as stated in SECTION 3 exceeds (ii) the aggregate projected rental value of the Premises for such period, or,

(y) amounts equal to the Rent which would have been payable by Tenant had this Lease not been so terminated, payable upon the due dates therefor specified herein following such termination and until the originally-scheduled Termination Date as specified in SECTION 3, provided, however, if Landlord shall re-let the Premises during such period, that Landlord shall credit Tenant with the net rents received by Landlord from such re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such re-letting the expenses reasonably incurred or paid by Landlord in terminating this Lease, as well as the expenses of re-letting, including altering and preparing the Premises for new tenants, brokers' commissions, and all other similar and dissimilar expenses properly chargeable against the Premises and the rental therefrom, it being understood that any such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease; and provided, further, that (i) in no event shall Tenant be entitled to receive any excess of such net rents over the Sums payable by Tenant to Landlord hereunder and (ii) in no event shall Tenant be entitled in any suit for the collection of damages pursuant to this Subparagraph (y) to a credit in respect of any net rents from a re-letting except to the extent that such net rents are actually received by Landlord prior to the commencement of such suit. If the Premises or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re-letting and of the expenses of re-letting.

Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been terminated hereunder.

The damages recoverable by Landlord pursuant to this Section shall in all events include reimbursement of any commercially reasonable concessions made by Landlord in connection with the leasing of the Premises to Tenant, including without limitation (a) abated Rent, (b) allowances or improvements in excess of any Building standard work, (c) sums paid to any former landlord of Tenant under a so-called "take-over", lease assumption or similar agreement and (d) signing bonuses and other incentive payments.

Nothing herein contained shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant.

24.3 Fees and Expenses. If Tenant shall default in the performance of any covenant on Tenant's part to be performed as in this Lease contained and such default continues beyond any applicable notice and grace period, Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of Tenant. If Landlord at any time is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money, by reason of the failure of Tenant to comply with any provision hereof which continues beyond any applicable notice and grace period, or if Landlord is compelled to or does incur any expense, including without limitation reasonable attorneys' fees, in instituting, prosecuting and/or defending any action or proceeding arising by reason of any default of Tenant hereunder, Tenant shall on demand pay to Landlord by way of reimbursement the sum or sums so paid by Landlord with all interest, costs and damages. Without limiting the generality of the foregoing, in the event that any rent is more than ten (10) days in arrears, Tenant shall pay, as Additional Rent, a delinquency charge equal to two and one-half percent (2 1/2%) of the arrearage for each calendar month (or fraction thereof) during which it remains unpaid.

24.4 Landlord's Remedies Not Exclusive. The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any remedies or means of redress to which Landlord may at any time be lawfully entitled, and Landlord may invoke any remedy (including without limitation the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

25. LANDLORD'S RIGHT TO CURE. If Tenant shall default in the observance or performance of any term, covenant or condition on its part to be observed or performed under this Lease, Landlord, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of Tenant, immediately and without notice in case of emergency, or in any other case, if Tenant shall fail to remedy such default with all reasonable diligence within the time set forth under SECTION 24 and after Landlord shall have notified Tenant of such default. If Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith, including, but not limited to reasonable attorneys' fees, such sums paid or obligations incurred, with interest at the rate of interest set forth in
SECTION 10, shall be paid to Landlord by Tenant as Rent hereunder.

26. SUBORDINATION/RIGHTS OF MORTGAGEES.

26.1 It is agreed that the rights and interests of the Tenant under this Lease shall be (i) prior to the lien of any present mortgagee, or (ii) subject to and subordinate to any mortgages that may hereafter be placed upon the Building, and to any and all advances to be made thereunder, and to the interest thereon, and all modifications, renewals, replacements, and extensions thereof, if the mortgagee named in said Mortgages shall elect by written notice delivered to the Tenant to subject and subordinate the rights and interest of the Tenant under this Lease to the lien of its mortgage, provided, however, that as a condition to any subordination of this Lease, Landlord shall obtain from any such mortgagee a so-called recognition, attornment and non-disturbance agreement. In the event of such election and upon notification by such mortgagee to the Tenant to that effect, provided the foregoing condition shall have been satisfied, the rights and interest of the Tenant in this Lease shall be deemed to be subordinate to the lien of said mortgage, whether or not this Lease is dated prior to such mortgage, and the Tenant shall execute and deliver whatever instruments may be reasonably required for such purposes. The Tenant also agrees that, if it shall fail at any time to execute, acknowledge and deliver such instrument requested by the Landlord consistent with this SECTION 26 within fifteen (15) days of receipt thereof by the

Tenant, Landlord shall be entitled to send a second request; and if the Tenant fails to execute, acknowledge and deliver such instrument within ten (10) days of such second request, then, in addition to any other remedies available to it, the Landlord may execute, acknowledge and deliver such instrument as the attorney-in-fact of the Tenant and in the Tenant's name; and the Tenant hereby makes, constitutes and irrevocably appoints the Landlord as its attorney-in-fact for that purpose. The word "mortgage" as used herein includes mortgages, deeds of trust, or other similar instruments, and modifications, consolidations, extensions, renewals, replacements and substitutes thereof.

26.2 Upon entry and taking possession of the mortgaged property for any purpose other than foreclosure, the holder of a mortgage shall have all rights of Landlord and, during the period of such possession, the duty to perform all Landlord's obligations hereunder. Except during such period of possession, no such holder shall be liable, either as mortgagee or as holder of a collateral assignment of this Lease, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall enter and take possession of the mortgaged property for the purpose of foreclosing a mortgage. Upon entry for the purpose of foreclosing a mortgage, such holder shall be liable to perform all of the obligations of Landlord, provided that a discontinuance of any foreclosure proceeding shall be deemed a conveyance to the owner of the equity of the mortgaged Premises.

26.3 No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (1) Tenant shall have first given written notice of Landlord's act or failure to act to Landlord's mortgagees of record of which Tenant shall have been given notice, if any, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights and (ii) such mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this Section shall be deemed to impose any obligation on any such mortgagee to correct or cure any such condition.

26.4 The covenants and agreements contained in this Lease with respect to the rights, powers and benefits of a mortgagee (particularly without limitation thereby, the covenants and agreements contained in this SECTION 26) constitute a continuing offer to any person, corporation or other entity, which by accepting or requiring an assignment of this Lease or by entry or foreclosure assumes the obligations herein set forth with respect to such mortgagee. Such mortgagee is hereby constituted a party to this Lease as an oblige hereunder to the same extent as though its name, was written hereon as such, and such mortgagee shall be entitled to enforce such provisions in its own name. Tenant agrees on request of Landlord to execute and deliver from time to time any agreement which may reasonably be deemed necessary to implement the provisions of this SECTION 28.

27. SURRENDER OF POSSESSION; HOLDOVER.

27.1 At the expiration or earlier termination of the Term of this Lease, Tenant will remove Tenant's Property and shall peaceably yield up to Landlord the Premises in the same condition as they were on the Commencement Date, together with the Improvements made pursuant to SECTION 7 hereof, except for reasonable wear and tear and damage by fire or other casualty.

27.2 If Tenant remains in the Premises beyond the expiration or earlier termination of the Term of this Lease such holding over shall not be deemed to create any tenancy, but the Tenant shall be a Tenant-at-Sufferance only and shall pay rent to Landlord at the times and manner determined by Landlord at a daily rate in an amount equal to one and one-half (11/2) times the daily rate of the Rent and other sums payable under this Lease as of the last day of the Term of this Lease.

27.3 No act or thing done by Landlord during the term hereby shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of the Lease or a surrender of the Premises. In the event that Tenant at any time desires to have Landlord underlet the Premises for Tenant's account, Landlord or Landlord's agents are authorized to receive the keys for such purposes without releasing Tenant from any of the obligations under this Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such underletting.

28. NOTICES. Any notice or demand by Tenant to Landlord shall be served by hand, reputable over-night courier which provides a receipt, or by registered or certified mail return receipt requested addressed to Landlord at the address above indicated, with a courtesy copy to Kenneth Slater, 10 Tremont Street 6th Floor, Boston, Massachusetts 02108, until otherwise directed in writing by Landlord, and any notice or demand by Landlord to Tenant shall be served by hand, by reputable overnight courier which provides a receipt, or by registered or certified mail addressed to Tenant at the Premises, with a courtesy copy to ------------------------, until otherwise directed in writing by Tenant. Notice or demand shall be deemed given on the earlier of actual receipt or five (5) days after being mailed as aforesaid.

29. RULES AND REGULATIONS. Tenant will faithfully observe and comply with such reasonable and nondiscriminatory Rules and Regulations as Landlord hereafter at any time or from time to time may make and may communicate in writing to Tenant, which in the judgment of Landlord shall be necessary for the reputation, safety, care or appearance of the Building, or the preservation of good order therein, or the operation or maintenance of the Building, or any equipment relating thereto, or the comfort of tenants or others in the Building. The Rules and Regulations in effect on the date hereof are attached as EXHIBIT B. If this Lease shall conflict with any such Rules and Regulations, the provisions of this Lease shall control. Landlord shall not have any duty or obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by other tenants, their servants, employees, agents, visitors, invitees or licensees, however Landlord will use reasonable efforts to uniformly enforce the Rules and Regulations.

30. QUIET ENJOYMENT. Tenant, on paying the Rent and other sums payable hereunder and performing the covenants of this Lease on its part to be performed, shall and may peaceably and quietly have, hold and enjoy the Premises for the Term of this Lease.

31. LIMITATION OF LANDLORD'S LIABILITY. Except as otherwise expressly provided in this Lease, this Lease and the obligations of Tenant to pay Rent hereunder and perform all other covenants, agreements, terms, provisions and conditions hereunder on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repairs, replacements, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from doing so by reason of any cause whatsoever beyond Landlord's reasonable control, including but not limited to governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of strikes, labor troubles, shortages of labor or materials or conditions of supply and demand which have been or are affected by war, hostilities or other similar or dissimilar emergency. In each such instance of inability of Landlord to perform, Landlord shall exercise reasonable diligence to eliminate the cause of such inability to perform. Tenant shall neither assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Building of which the Premises are a part and in the rents, issues and profits thereof; and Tenant agrees to look solely to such interest for the satisfaction of any liability of Landlord under this Lease, it being specifically agreed that in no event shall Landlord (which term shall include, without limitation any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives, disclosed or undisclosed, of Landlord or any managing agent) ever be personally liable for any such liability. This paragraph shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or to take any other action which shall not involve the personal liability of Landlord to respond in monetary damages from Landlord's assets other than the Landlord's interest in said real estate, as aforesaid. In no event shall Landlord ever be liable for consequential damages.

32. BINDING AGREEMENT. This Lease shall bind and inure to the benefit of the parties hereto and such respective heirs, representatives, successors or assigns as are permitted by this Lease. This Lease contains the entire agreement of the parties and may not be modified except by an instrument in writing.

33. NOTICE OF LEASE. Tenant agrees that it will not record this Lease. Landlord and Tenant shall, upon request of either, execute and deliver a notice of this Lease in such recordable form as may be permitted by applicable statute. In no event shall such document set forth the rent or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease and is not intended to vary the terms and conditions of this Lease, except by written document executed in accordance with SECTION __ of the Lease.

34. ESTOPPEL CERTIFICATE. Landlord and Tenant agree on the Commencement Date, and from time to time thereafter upon not less than fifteen (15) days' prior written request by the other, to execute, acknowledge and deliver to the other a statement in writing in form mutually satisfactory to Landlord and Tenant certifying that this Lease is unmodified and in full force and effect; that to the best of their knowledge, Landlord and Tenant have no defenses, offsets or counterclaims against the other; that to the best of their knowledge there are no uncured defaults of Landlord or Tenant under this Lease (or, if there have been any modifications, that this Lease is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets, counterclaims, or defaults, setting them forth in reasonable detail); and the dates to which the Rent and other charges have been paid. Any such statement delivered pursuant to this SECTION 34 may be relied upon by any prospective purchaser or mortgagee of Building which include the Premises or any prospective assignee of any such mortgagee, and by any prospective subtenant, assignee or lender of or to Tenant.

35. GENERAL PROVISIONS.

35.1 The various rights and remedies contained in this Lease and reserved to each of the parties shall not be exclusive of any other right or remedy of such party, but shall be construed as cumulative and shall be in addition to every other remedy now or hereafter existing at law, in equity, or by statute. No delay or omission of the right to exercise any power by either party shall impair any such right or power, or shall be construed as a waiver of any default or as acquiescence in any default. One or more waivers of any covenant, term or condition of this Lease by either party shall not be construed by the other party as a waiver of a subsequent breach of the same covenants, terms or conditions. Acceptance by Landlord of a lesser sum than the Rent then due shall be deemed to be an account of the earliest installment of such Rent, and endorsements or statements on checks or letters accompanying any check or payment as Rent shall not be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy provided in this Lease. The consent or approval of either party to or of any act by the other party of a nature requiring consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

35.2 Payments to Landlord under this Lease are rental for the use of the Premises, and nothing herein contained shall be deemed or construed to make Landlord a partner or associate of Tenant in the conduct of any business, nor as rendering Landlord liable for any debts, liabilities or obligations incurred by Tenant in the conduct of any business, it being expressly agreed that the relationship between the parties is, and shall at all times remain, that of landlord and tenant.

35.3 All amounts payable by Tenant to Landlord under any provision of this Lease, other than pursuant to SECTION 4 shall be deemed to be additional rent for the use of the Premises, and Landlord shall have the same remedies for the nonpayment of such amounts as for the nonpayment of other rents. Wherever and whenever Basic Rent abates, additional rent shall also abate.

35.4 Where the words "LANDLORD" and "TENANT" are used in this Lease they shall include Landlord and Tenant and shall apply to persons, both men and women, associations, partnerships and corporations, and in reading this Lease the necessary grammatical changes required to make the provisions hereof mean and apply to them shall be made in the same manner as if written into the Lease; the words "Landlord" and "Lessor" may be used interchangeably, and the words "Tenant" and "Lessee" may be used interchangeably.

35.5 Tenant hereby declares that in entering into this Lease, Tenant relied solely upon the statements contained in this Lease and fully understands that no agents or representatives of Landlord have authority to in any manner change, add to or detract from the terms of this Lease except by written document executed in accordance with SECTION 28 of this Lease.

35.6 The invalidity of one or more of the provisions of this Lease shall not affect the remaining portions of this Lease; and, if any one or more of the provisions of this Lease should be declared invalid by final order, decree or judgment of a court of competent jurisdiction, this Lease shall be construed as if such invalid provisions had not been included in this Lease.

35.7 If Tenant shall be two or more persons or entities, each such person or entity shall be jointly and severally liable for the payment of all sums due to Landlord from Tenant under this Lease and the performance of all of Tenant's covenants, agreements, or obligations under this Lease.

36. STANDARDS FOR LANDLORD'S PERFORMANCE. Landlord covenants and agrees with Tenant that the performance of all of Landlord's obligations hereunder, and the provision and maintenance of all services to be provided by Landlord hereunder, shall at all times be consistent with the operation of comparable office buildings in the City of Boston, and all services shall be provided as efficiently and economically as reasonably possible consistent with such standard.

37. LIEN WAIVERS. Landlord agrees to execute, acknowledge and deliver to Tenant such Lien Waivers on Tenant's assets and inventory as may be reasonably requested by Tenant on behalf of any party providing financing within ten (10) days of a written request therefore, provided that Tenant is not then in default of any provisions in this Lease.

38. OPTION TO EXTEND AND EXPAND.

38.1 Extension Option. Provided that at the time of the exercise of this option Tenant is not in default beyond any applicable grace period of any of its obligations under this Lease, Tenant shall have the option to extend the term of the Lease for the mezzanine level portion(s) of the Premises (portions A and B-this option to extend is for A and B together, not as separate spaces) for two
(2) years beginning from the expiration of five (5) years and one (1) month from the Lease Effective Date, (The "EXTENDED TERM"). The intent is to tie the Extension Term for the mezzanine level space to the current term of the lobby level space, if Tenant should choose to exercise this Extension as herein provided. The Termination of the Extension Term shall be made to coincide with the Termination of the original seven (7) year and one (1) month term of the lobby level portion of the Premises.

Tenant shall exercise this option for the Extended Term by written notice to Landlord given at least 180 calendar days prior to the expiration of five (5) years and one (1) month from the Lease Effective Date ("EXTENSION NOTICE"). The terms and conditions of the Lease for the Extended

Term shall be the same as for the initial term, including for payment of Real Estate and CPI clauses, except that there shall be no further options to extend.

38.2 Expansion Option. Provided that no default has occurred and is continuing under the Lease at the time of the exercise of the following Expansion Option, Tenant shall have a right of First Offer for available contiguous office space on the mezzanine and fourth floors (the "EXPANSION SPACE"), at the then market Rent with a minimum term of five (5) years; this right of First Offer is subject and subordinate to any similar prior rights which existing Tenants may have. It is understood and agreed that any expansion space may be offered to Tenant pursuant to this clause well before said space is actually vacated, and that any expansion space may be offered to Tenant pursuant to this clause at any appropriate time, including for example, when a Tenant notifies Landlord of its intention to vacate from potential expansion space, or prior to the time when a Lease is scheduled to terminate, or at any time when the Landlord would normally seek to offer for rent such space.

(i) prior to offering all or any portion of the Expansion Space to others, except to any existing tenants with prior rights at the Building, Landlord shall notify Tenant in writing of the specific space being offered and the rent and other terms on which it is being offered. Tenant shall have fifteen (15) days from receipt of Landlord's notice to accept the space being offered by providing written notice of such acceptance to Landlord.

(ii) For a period of fifteen (15) days after receipt of any such notice from Landlord pursuant to this SECTION 38.2, Tenant shall have the right to lease the Expansion Space from Landlord upon the terms and conditions set forth in such offer, and otherwise on the terms and conditions set forth herein. The terms and conditions of the Lease for the Expansion Space, shall generally be the same as for the initial Term. In the event Tenant agrees to lease the Expansion Space within such fifteen (15) day period, Landlord and Tenant shall promptly execute an amendment to the Lease, or new lease, indicating the location and configuration of the Expansion Space and stating the rent and other terms therefore.

(iii) If during or upon the expiration of such fifteen (15) day period, Tenant fails or declines to exercise its right to lease the Expansion Space then Tenant's option to exercise this option with respect to such Expansion Space shall cease and expire and be of no further force or effect until such time as the Expansion Space is again vacated by the tenant of such space or otherwise becomes available as provided below.

The Basic Rent for any said expansion space shall be the then current fair market annual rent for 5 year leases of comparable Premises in the Fort Point Channel area of the City of Boston commencing on the date such expansion term is anticipated to begin, as reasonably and in good faith determined by Landlord and in consultation with Lessee. Further, it is the intention of the parties that the rent for the said term (5 years or otherwise) shall reflect the fair market rent during such period.

In determining fair market rent, Lessor and Lessee shall consider, among other things, operating expenses for commercial office properties in the Fort Point Channel area of Boston, the inflation CPI, location of the Building and of the Premises within the Building, and building amenities and condition, on-site parking and public transportation.

If Tenant disagrees with Landlord's determination of fair market annual rent for such Expansion Term, Tenant shall notify Landlord of Tenant's objection to said amount by written notice within twenty (20) days from the receipt of Landlord's Notice. If Tenant so notifies Landlord, then the amount of the Basic Rent for such Expansion Term shall be decided by two reputable appraisers with the MAl (Member Appraisal Institute) designation from the American Institute of Real Estate Appraisers and each with at least ten (10) years of experience in appraising commercial office space in the Fort Point Channel of downtown Boston comparable to the Premises, one selected by Landlord and one selected by Tenant, based on the then fair market annual rent for leases of comparable lengths as are contemplated for the expansion area lease of comparable Premises in the Fort Point Channel area of the City of Boston commencing on the date such lease would commence. In determining fair market rent, Landlord and the appraiser(s) shall consider, among other things, operating expenses for commercial office properties in the Fort Point Channel area of the City of Boston, the inflation CPI, location of the Building and of the Premises within the Building, and building amenities and condition, on-site parking and public transportation. Landlord and Tenant shall each notify the other of its chosen appraiser within ten (10) days of Landlord's receipt of Tenant's objection notice. Unless the appraisers shall have reached a decision within ten (10) days after their selection, they shall select an impartial third MAl appraiser qualified as above within another ten (10) days. The three appraisers shall render their decision within ten (10) days following the selection of the third appraiser and shall notify Landlord and Tenant thereof. The unanimous written decision of the two first chosen (without selection and participation of a third appraiser), or otherwise the written decision of a majority of the three appraisers chosen as herein provided shall be conclusive and binding upon Landlord and Tenant. Landlord and Tenant shall each pay their own appraisers and, if a third appraiser is needed as above, shall share his or her cost.

39. PARKING. On or about the Effective Date of Lease, Lessor shall provide four
(4) parking spaces to Lessee (two single spaces and one tandem/double space) and as soon as available Lessor shall provide one additional parking space to Lessee. Parking shall be as per a separate agreement.

40. COMPLIANCE WITH LAW. Landlord believes that the building and the Premises and the office use thereof are in material compliance with all applicable zoning, land use, environmental laws, and all other applicable laws and ordinances including ADA and agreements and the requirements of all easement and encumbrance documents and Landlord shall endeavor to keep the same in compliance throughout the Term. Landlord believes to the best of his knowledge, information and belief that installation of interior staircases as contemplated in this Lease are permitted by law.





                      (This area left intentionally blank)

IN WITNESS WHEREOF, the parties hereto have executed this Lease in duplicate, the original as a sealed instrument on the day and year first above written,




                                          LANDLORD:

                                          RETALS, Ltd



                                          By: /s/ Kenneth Z. Slater
                                              ---------------------------------
                                              Retals, Inc., General Partner
                                              Kenneth Z. Slater, Vice President



                                          TENANT:

                                          Student Advantage LLC


                                          By: /s/ RAYMOND V. SOZZI
                                              ----------------------------------



                      (This area left intentionally blank)

                                    EXHIBIT A

                      SPECIFICATIONS FOR CLEANING SERVICES
               (to be provided substantially as set forth herein)
                   Monday through Friday except as per lease,
                       State and Federal Holidays excluded

DAILY:

Lobby and Common Areas - nightly

                -   wash all glass doors and trim

                -   spot clean walls

                - empty and wipe clean all standing brass ashtrays clean directory, wash glass, spot clean brass

                -   vacuum all carpets and mats

                - polish brass railings, door handles, front entrance glass door brass fittings, ashtrays

                -   spray buff lobby floor (terrazzo)

                -   hose and clean front of building and canopy periodically

                -   spot clean carpet


OFFICE AREAS:

                -   empty and wipe clean wastebaskets, change liners nightly

                -   empty and wipe clean all ashtrays

                - dust all desktops, equipment and fixtures in office space including tops of binders and workstations

                -   dust window sills

                -   dry mop tile floors

                -   spot clean tile floors with wet mop as needed

                -   spot clean carpet

                -   vacuum carpet

                -   vacuum stairway carpet


LAVATORIES:

                - clean and sanitize sinks, urinals, toilets, toilet seats with disinfectant

                -   scour wash and disinfect all basins, bowls and urinals

                -   wipe clean counters, shelves and mirrors

                -   empty and wipe clean wastebaskets, change liners nightly

                -   sweep and mop floors with disinfectant

                -   spot clean walls

                - all paper goods and hand soap supplied by management-scrub restrooms as required


ELEVATORS:

                - clean and polish interior and exterior of elevators to include hardwood panel walls, finish door, grates, floors and control panels

                - vacuum elevator floors and spot clean carpet with shampoo as needed

                - sweep out and vacuum elevator thresholds on every occupied floor

          (Exhibit A - Specifications for Cleaning Services continued)



KITCHENETTES:
                - wipe clean all tabletops, chairs, counters, sinks, cabinets, appliances, vending machines and inside microwaves

                -   wet mop tile floors

                -   empty and wipe clean wastebaskets, change liners nightly


WEEKLY SERVICES:

LOBBY AND COMMON AREAS:

                -   wash all ways, glass and marble

                -   thoroughly clean directory

                -   polish all lobby brass


OFFICE AREAS:

                - remove fingerprints and smudges from all doors, door frames, partitions and walls to a height of 6 feet

                - spot clean walls, doors, woodwork, furniture, fixtures, files and glass

                -   dust furniture, fixtures, files, window
                    sills, baseboards and registers

                -   dust blinds

                -   clean all glass table tops, desks and tables



STAIRWAYS AND STAIRWELLS:

                -   sweep and dust thoroughly

MONTHLY LOBBY:

               - high dusting of all overhead fight fixtures, pipes and molding

               - high dusting to a height of 6 feet to include picture frames, clocks, shelving and ledges

               - high dusting in lobby of molding and ledges over height of 6 feet

               -    windows: shall be washed 3 times in a calendar year

                                    EXHIBIT B

                              RULES AND REGULATIONS

1. The sidewalks, entries, passages, elevators and stairways shall not be obstructed by any of the tenants, or used by them for any other purpose than for ingress and egress from their respective Premises; and no office furniture or other furnishings or equipment shall be moved without prior notice to the Lessor, and then only during such hours and through such passages, elevator and stairways the Lessor my assign.

2. The floors, skylights and windows that reflect or admit light into the passageways or into any place in the building shall not be covered or obstructed by any tenant. The toilets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, cigarettes or other substances shall be thrown therein.

3. Tenants, their agents and employees, must not leave the windows of the Leased Premises open or uncared for when it rains or snows, or when a storm is probable.

4. No hole shall be drilled or made in the stone or brick work of the building; and no nails, staples or screws shall be driven into the plaster, woodwork or floors; and no aerials or flagpoles or the like placed on the outside of said building. No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of the building, except of such color, size and style, and in such places upon or in said building as shall be first designated by the Lessor and endorsed hereon. No awnings or window-shades shall be placed on or in the building, except such as are uniform in material and style with those in use or approved by the Lessor. No iron or steel safes shall be placed in said building except of such weight and in such positions as the Lessor shall have first approved.

5. No tenant shall do or permit anything to be done in the Premises occupied by him, or bring or keep anything therein which will in any way increase the rate of fire insurance on the building, or on property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the laws relating to fires or with the regulations of the Fire Department or with any insurance policy upon the building, or any part thereof, or with any of the rules or ordinances of the City of Boston.

6. Tenants must upon the termination of their respective leases, leave the windows in leased Premises in the condition in which they were at the dates of such leases, and must then restore all keys delivered to them.

7. Tenants, their agents and employees, shall not make nor permit any improper noises in the building, smoke tobacco in the elevators, of interfere in any way with other tenants or those having business with them.

8. Nothing shall be thrown out of the windows or down the passages or skylights of the building nor may any sweepings, rubbish, cigarettes or other debris thrown or left in the passageways, stairways, toilet rooms, entries or sidewalks, by the tenants, their agents or employees, except in receptacles placed by the lessor for the purpose.

9.  No animals shall be kept in or about the Leased Premises.

10. No tenant shall use any other method of heating than that provided for within the lease, without special written agreement with the lessor.

11. The Lessor reserves the right to make such other and further rules and regulations as in the Lessor's judgment may from time to time be needful for the safety, care and cleanliness of the building, and for tile preservation of good order therein.

                                    EXHIBIT C


          Resolutions Adopted by Consent Vote as of February ___, 1998


   VOTED: That the Board consent to the execution of a new lease of approximately 21,100 rentable square feet in a building located at 280 Summer Street, Boston, Massachusetts in a building owned by Retals, Ltd.;

   VOTED: That the President, Vice-President, Treasurer and Clerk are, and each of them acting singly is, authorized in the name and on behalf of the Company to execute and deliver the Lease, a Notice of Lease and such other certificates, instruments, and documents which such officer deems necessary or desirable to effectuate the transactions described herein.


                      (This area left intentionally blank)

                              CLERK' S CERTIFICATE


I, _____________________ the duly elected and acting clerk of Student Advantage, LLC (the "Company") hereby certify as follows:

1.   I am the duly elected and authorized clerk of the Company.

2. Attached hereto as EXHIBIT C is a true and correct copy of certain resolutions which were adopted by unanimous consent of the Board of Directors of the Company as of February ___, 1998.

3. __________________________ is a Vice President and Treasurer of the Company.


EXECUTED as of this ___ day of February, 1998.




                                            ____________________________, Clerk





                          COMMONWEALTH OF MASSACHUSETTS


Suffolk, ss.                                                February ___, 1998

     Then personally appeared the above-named ___________________ the clerk of Student Advantage, LLC and acknowledged the foregoing instrument as his free act and deed and the free act and deed of the Company, before me.



                                           ------------------------------------
                                           Notary Public
                                           My Commission expires:

OFFICE LOCATIONS

280 Summer St. Boston, MA 02210

313 Congress St. Boston, MA 02210


CAMPUS DEVELOPMENT

432 Park Ave. Ste. 505 South New York, NY 10016

2168 Shattuck Ave. Ste. 350 Berkeley, CA 94704

1776 Peachtree Rd. NW Suite 424.S Atlanta, GA 30309

1081 Wisconsin Ave. NW 3rd Floor Washington, DC 20007

1801 Westwood Blvd., Ste. 217 Los Angeles, CA 90024

4925 Greenville Avenue, Ste. 125 Dallas, TX 75206

906 University Place #202 Evanston, IL 60201


NEW MEDIA

906 University Place #201B Evanston, IL 60201

565 Commonwealth Ave. Boston, MA 02215

                                      LEASE

                            Dated September __, 1998

I. Retals, Ltd, c/o Teel Realty, Timothy C. Teel, Managing Agents, 1955 Commonwealth Avenue, #1, Brighton, MA 02135 (telephone 617-789-3944), Lessor, hereby LEASES unto Student Advantage, LLC, with an address of 280 Summer Street, (the "Building"), Boston, Massachusetts, LESSEE (Landlord/Lessor and Tenant/Lessee can be used interchangeably), the premises located on the fourth floor of the Building, on the North Corner, containing 2700 Rentable Square Feet (RSF), which is an agreed figure for all purposes (formerly occupied by Direct Results) together with the right to use in common with others the toilet rooms nearest thereto and the entries, passageways, elevators and stairways necessary for ingress to and egress from said premises, SUBJECT to the Rules and Regulations in regard to said building as printed on this lease or at any time applicable, and to the covenants hereinafter set forth, and to existing agreements of record concerning the party walls and windows therein, and RESERVING to the Lessor the right to maintain, use, repair and replace pipes, ducts, wires, meters, and any other equipment, machinery, apparatus and fixtures serving any part of said building, and the right to change from time to time the water, electricity and other utilities serving said premises so that any utility may be provided either by the Lessor or directly by the city or utility company serving said building.

II. TO HAVE AND TO HOLD for the term of two (2) years beginning with the 1st day of October, 1998, unless sooner terminated as hereinafter provided.

III. YIELDING AND PAYING rent at the rate of $58,050 per year, ($21.50 RSF), by equal monthly payments in advance of $4,837.50 on the first of each month for the term of this lease (2 years).

IV. The Lessor agrees to furnish heat to said premises and said passageways, stairways and toilet rooms during reasonable business hours of the cold season of each year, to furnish elevator service, attended or automatic, and to light said passageways and stairways during reasonable business hours, and to furnish such cleaning service as is customary in similar office buildings in said Boston, all without charge but subject to interruption due to any accident, to the making of repairs, alterations or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the Lessor's control.

V. The Lessee acknowledges that said premises are in good order, repair and condition and that all glass is whole, and COVENANTS during said term and such further time as the Lessee holds any part of said premises:

     (a)  to use said premises only for office purposes;

     (b) to observe and respect in all particulars the Rules and Regulations in regard to said building as printed on this Lease or at any time applicable;

     (c) to pay when due said rent and charges for electricity, including for air conditioning and other utilities and additional rent from time to time serving said premises whether furnished by the city, a utility company or the Lessor;

     (d) damage by fire or unavoidable casualty excepted, to keep said premises substantially in as good order, repair and condition as the same are in at the commencement of said term, or may be put in thereafter, and to make all repairs which the Lessee may desire, using workmen furnished by the Lessor, but at the expense of the Lessee;

     (e) not to injure, overload or deface said premises, nor permit on said premises any auction sale or any inflammable fluids or chemicals or any nuisance or the emission therefrom of any objectionable noise or odor, nor permit any use of said premises which is improper, offensive, contrary to law or ordinance, or liable to invalidate or increase the premiums for any insurance on the building or its contents or liable to render necessary any alteration or additions to the building, and not to obstruct in any manner the hallways, stairways, elevators and other common facilities in said building, or the sidewalks or other approaches to said buildings; not to install any air conditioning unit or system or other electrical apparatus without previous written consent of Lessor, which shall not be unreasonably withheld;

     (f) not to assign this Lease, nor make any sublease, nor make any alterations or additions, without on each occasion obtaining prior written consent of the Lessor;

     (g) to save the Lessor harmless and indemnified from any injury, loss, claim or damage to any person or property while on said premises or in transit thereto or therefrom, unless due to negligence of the Lessor, and to any person or property anywhere occasioned by the omission, negligence or default of the Lessee or of employees or visitors of the Lessee; and to compensate the Lessor for any damage to said premises or any part of said building by the Lessee or any agent or servant of the Lessee or anyone, in conveying any articles including office furniture, furnishings and equipment, and merchandise, to or from said premises, or in violating any of said Rules and Regulations or these covenants; and that all property of any kind that may be on said premises shall be at the sole risk of the Lessee;

     (h) to permit the Lessor and the Lessor's agents to examine the premises at reasonable times, and, if the Lessor shall so elect, to make any repairs or additions the Lessor may deem necessary, and at the Lessee's expense to remove any alterations, additions, signs, awnings, aerials or flagpoles, or the like, not consented to in writing, and to show the premises to prospective purchasers and tenants and to keep affixed to any suitable part of the premises during the three months preceding the expiration of said term or any extension thereof a notice for letting or selling;

     (i) not to permit any employees or visitors of the Lessee to violate any covenant or obligation of the Lessee hereunder.

     (j) no act or thing done by Lessor or Lessor's agent during the term hereby demised shall constitute an eviction by Lessor, nor shall such be deemed an acceptance or surrender of said premises, and no agreement to accept surrender shall be valid unless in writing signed by Lessor; no employee or Lessor or Lessor's agent shall have any power to accept the keys of said premises prior to the termination of the lease. The delivery of keys to any employee of Lessor or of Lessor's agent shall not operate as a termination of the lease or a surrender of the premises.

VI. The Lease further COVENANTS:

     (k) that this lease shall not bind the Lessor in any manner until approved and executed on behalf of the Lessor.

     (l) in case the Lessee has possession of any part of said premises prior to the commencement of said term, to perform and observe all of the Lessee's covenants from and after the date of such possession except that rent shall be apportioned until the beginning of said term.

     (m) at the termination of this lease to remove the Lessee's goods and effects peaceably to yield up said premises and all additions thereto broom clean and in good order, repair and condition, damage by fire or unavoidable casualty excepted;

     (n) that the Lessor may, at the Lessor's option, remove and store in any public warehouse or elsewhere at the Lessee's risk and expense and in the name of the Lessee any or all property not removed from said premises at the expiration of forty-eight hours after the termination of this Lease; and that if at the expiration of said forty-eight hours the Lessee shall be in default under the provisions hereof, the Lessor may immediately or at any time thereafter, and without notice, sell at public or private sale any or all of such property not so removed and apply the net proceeds of such sale to the payment of any sum or sums due hereunder and the Lessor shall not be liable to the Lessee or to any other person in any manner whatsoever by reason of such removal or sale or anything done in connection therewith except to apply the net proceeds of any such sale as aforesaid.

     (o) to pay the Lessor's expenses, including reasonable attorneys' fees, incurred in enforcing any of the Lessee's obligations under this lease.

VII. PROVIDED ALWAYS that in case said premises or building, or any part thereof, shall be taken by any exercise of the right of eminent domain or shall be destroyed by fire or unavoidable casualty or by action of any public or other authority, or shall receive any direct or consequential damage for which the Lessor and the Lessee, or either of them, shall be entitled to compensation by reason of anything lawfully done in pursuance of any public or other authority during this lease or any extension thereof, then this Lease shall terminate at the election of the Lessor, which election may be made notwithstanding the Lessor's entire interest may have been divested; and if the Lessor shall not so elect, then in case of such taking, destruction or damage rendering the premises unfit for use and occupation, a just proportion of said rent according to the nature and extent of the injury shall be abated until the premises, or in case of such taking what may remain thereof, shall have been put in proper condition for use and occupation. The Lessor reserves and excepts all rights to damages to said premises and building and the leasehold hereby created, now accrued or hereafter accruing by reason of any exercise of the right of eminent domain, or by reason of anything lawfully done in pursuance of any public or other authority; and by way of confirmation, the Lessee grants to the Lessor all the Lessee's rights to such damages and covenants to execute and deliver such further instruments of assignment thereof as the Lessor may from time to time request. Lessee hereby constitutes Lessor his lawful attorney in fact to issue, sign and seal all such documents necessary in order to bring about assignment of Lessor's rights in case of exercise of the right of eminent domain.

VIII.PROVIDED ALSO, and this lease is upon this condition, that if the Lessee shall neglect or fail to perform or observe any of the Lessee's covenants herein, or if the leasehold hereby created shall be taken on execution, or by other process of law, or if any assignment shall be made of the Lessee's property for the benefit of creditors, or if a receiver, guardian, conservator, trustee in bankruptcy or similar officer shall be appointed to take charge of all or any part of the Lessee's property by a court of competent jurisdiction, or if the Lessee commits any act of bankruptcy, or if a petition is filed by the Lessee under any bankruptcy law, or if a petition, is filed against the Lessee under any bankruptcy law and the same shall not be dismissed within thirty (30) days from the date upon which it is filed, then and in any of said cases, the Lessor lawfully may immediately or at any time thereafter and without demand or notice enter upon the premises of any part thereof in the name of the whole and repossess the same as of the Lessor's former estate and expel the Lessee and those claiming through or under the Lessee and remove their effects, forcibly if necessary, without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant, and upon such entry this lease shall terminate; or, if Lessor so determines, it may cause such termination by sending notice to Lessee by registered mail, the usual registry receipt from postal authorities being conclusive evidence of suitable notice of such termination; and the Lessee covenants that, in case of such termination or in case of termination under the provisions of statute by reason of the default of the Lessee, the Lessee will forthwith pay to the Lessor as damages a sum equal to the amount by which the rent and other payments called for hereunder for the remainder of the original term and of any extension thereof exceed the fair rental value of said premises for the remainder of the original term and of any extension thereof, and in addition thereto will furthermore indemnify the Lessor during the remainder of the original term and of any extension thereof against all loss and damage suffered by reason of such termination however caused, first deducting any damages paid as above provided, the loss and damage, if any, for each rent payment period during the remainder of the original term and of any extension thereof to be paid at the end of each such rent payment period. In case of default or bankruptcy, as heretofore stated, the entire balance of all rentals which will become due, pursuant to and during the term of this lease, shall accrue immediately to Lessor as liquidated damages, and if there be any other payments due Lessor resulting from the landlord-tenant relationship, such payments shall also become immediately due and payable as liquidated damages. No act or thing done by Lessor or Lessor's agent during the term hereby demised shall constitute an eviction by Lessor, nor shall such be deemed an acceptance or surrender of said premises, and no agreements to accept surrender shall be valid unless in writing signed by Lessor. No employee of Lessor or Lessor's agent shall have any power to accept the keys of said premises prior to the termination of the lease. The delivery of keys to any employee of Lessor or of Lessor's agent shall not operate as a termination of the lease or a surrender of the premises. It is mutually agreed by and between Lessor and Lessee, that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any connected with this lease, the relationship of Lessor and Lessee, Lessee's use or occupancy of said premises, and/or any claim or injury or damage, and any emergency statutory or other statutory remedy.

IX. No consent or waiver, express or implied, by the Lessor, to or of any breach of any covenant, condition or duty of the Lessee, shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty. Wherever notice by registered mail is specified, notices may also be given by a reputable overnight delivery service, such as FEDEX, or by hand delivery, or by certified mail with return receipt requested. Any notice from the Lessor to the Lessee or from the Lessee to the Lessor including statutory 14 day notice to vacate shall be deemed duly served if mailed by registered mail addressed, if to the Lessee, at said premises or, if to the Lessor, at the place from time to time established for the payment of rent and the customary registered mail receipt shall be conclusive evidence of such service and Lessee shall be deemed to have received actual and/or constructive notice, whichever is required, of the contents of any notice, including a 14 day notice to vacate for non-payment of rent, and the customary registered mail receipt issued by the post office shall be conclusive evidence as to the sending and receipt of such notice. Unless repugnant to the context, the words "Lessor" and "Lessee" appearing herein shall be construed to refer to the person or persons, natural or corporate, named above as Lessor or as Lessee as the case may be, and the heirs, executors, administrators, successors and assign of such person or persons and those claiming through or under them or any of them. If the Lessee is several persons or a firm, the Lessees' covenants are joint or partnership and also several. No agreement of the Lessor shall be binding upon any person except for defaults occurring during such person's period of ownership, nor binding individually upon any fiduciary or the beneficiary of any trust.

     WITNESS the execution hereof in duplicate, under seal, the day and year first above written.


                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------


         See clause X attached hereto and made part of this lease instrument.

                              RULES AND REGULATIONS

     1. The sidewalks, entries, passages, elevators and stairways shall not be obstructed by any of the tenants, or used by them for any other purpose than for ingress to and egress from their respective premises; and no office furniture or other furnishings or equipment shall be moved without prior notice to the Lessor, and then only during such hours and through such passages, elevators, and stairways as the Lessor may assign.

     2. The floors, skylights and windows that reflect or admit light into the passageways or into any place in the building shall not be covered or obstructed by any tenant. The toilets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, cigarettes, or other substances shall be thrown therein.

     3. Tenants, their agents and employees, must not leave the windows of the leased premises open or uncared for when it rains or snows, or when a storm is probable.

     4. No hole shall be drilled or made in the stone or brick work of the building; and no nails, staples or screws shall be driven into the plaster, woodwork, or floors; and no aerials or flagpoles or the like placed on the outside of said building. No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of the building, except of such color, size and style, and in such places upon or in said building as shall be first designated by the Lessor and endorsed hereon. No awnings or window-shades shall be placed on or in the building, except such as are uniform in material and style with those in use or approved by the Lessor. No iron or steel safes shall be placed in said building except of such weight and in such positions as the Lessor shall have first approved.

     5. No tenant shall do or permit anything to be done in the premises occupied by him, or bring or keep anything therein which will in any way increase the rate of fire insurance on the building, or on property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the laws relating to fires or with the regulations of the Fire Department, or with any insurance policy upon the building, or any part thereof, or with any of the rules or ordinances of the City of Boston.

     6. Tenants must, upon the termination of their respective leases, leave the windows in the leased premises in the condition in which they were at the dates of such leases, and must then restore all keys delivered to them.

     7. Tenants, their agents and employees, shall not make nor permit any improper noises in the building, smoke tobacco in the elevators, or interfere in any way with other tenants or those having business with them.

     8. Nothing shall be thrown out of the windows or down the passages or skylights of the building nor any sweepings, rubbish, cigarettes or other debris thrown or left in the passageways, stairways, toilet rooms, entries or sidewalks, by the tenants, their agents or employees, except in receptacles placed by the Lessor for the purpose.

     9. No animals shall be kept in or about the leased premises.

     10. No tenant shall use any other method of heating than that provided for in the within lease, without special agreement with the Lessor.

     11. The Lessor reserves the right to make such other and further rules and regulations as in the Lessor's judgment may from time to time be needful for the safety, care and cleanliness of the building, and for the preservation of good order therein.

Page 1 Attachment to Lease, Clause x.

x.1. In addition to the basic rent payments as aforesaid, Lessee shall pay, if due, additional rent payments for real estate taxes. If in any period commencing with July 1, 1999 (Fiscal Year 2000) the real estate taxes on the land and building of which, the leased premises are a part, are in excess of the amount of real estate taxes thereon for Fiscal year 1999, hereinafter called the base year, Lessee will pay to lessor as additional rent hereunder, when and as designated by notice in writing by Lessor, 2.19% of such excess that may occur in each year of the term of this Lease and any extensions thereafter, and proportionately for any part of a fiscal or calendar year. If the Lessor obtains an abatement of any such excess real estate tax and where the lessee has paid excess real estate tax share over real estate base year tax under this formula, Lessor shall refund proportionately to Lessee one-half of such pro-rated excess abated real estate taxes; this is agreed to for simplicity to allow for Lessor's or third Party services and/or expenses to obtain any such abatements. The base year of fiscal year 1999 shall be the net real estate taxes after abatements, if any. These payments shall be payable as per clauses x.6, x.7, and x.8.

x.2. In lieu of an operating expense and inflation clause and for the period commencing with April 1, 1998, during the term of the Lease and extensions thereafter, the National Consumer Price Index "U" Series (hereinafter "CPI") shall be used. For identification this series was 159.1 for January 1997, (1982
- 1984 = 100 and as this may be adjusted hereafter by the U.S. Government). The most recent monthly index prior to commencement of the Lease shall be used as the base period index CPI for all calculation purposes throughout the term of this lease and extensions. The amount to be paid by Lessee will be the increase in the future CPI index (numerator) over the base CPI index (denominator), figured as a percentage, and then multiplied by the then current rent.

As a hypothetical example for clarity: If the lease were to commence on April 1st, 1998, the base CPI would be the March 1998 figure (which should be released by the US Government in early April 1998). Assume this March 1998 CPI is 162.50. Further assume that the March 1999 CPI is 165.9. The percentage increase would be figured as follows: 165.9 (the then current CPI) minus 162.50 (the base) =
3.4 which is the nominal increase in the CPI index. This increase of 3.4 is divided by the base 162.50 to derive the percentage increase. 3.4/162.50 = an increase of 2.1%. In this example, there is a 2.1% increase, and assuming an annual rent of $56,700, the amount due for that 12 month period would be $1190.70 (the rent times the % increase - $56,700 * 2.1%). These payments shall be payable as per clauses x.6, x.7, and x.8.

x.3. The applicable Basic Rent is payable in twelve equal monthly installments, in advance, on the first day of every calendar month, provided that if the Term begins or ends on a day other than the first or last day of a calendar month, the installment of Rent payable on the first day of the Term, or the first day of the last calendar month of the Term shall be prorated for such first or last partial month on the basis of a 365 day year. Lessee will pay the Basic Rent without counterclaim, set-off, deduction or demand to Lessor at its address set forth above, or at such other place as is designated in writing from time to time by Lessor. Lessor hereby acknowledges receipt of first months rent in the amount of $4,837.50.

x.4. The security deposit shall be $4,387.50 (the "SECURITY DEPOSIT"), which shall be paid to Lessor by October 15, 1998. Lessor shall not be obligated to segregate nor pay interest on said security deposit.

                     Page 2 Attachment to Lease, Clause x.


x.5. As to Clause V. (f): Any profit on an assignment or sublease shall inure completely to the benefit of the Lessor subject in all cases to the continuing responsibility of the lessee as above stated, and provided, further, that any assignee or sublease shall be jointly and severally responsible for all payments due under Lease, and such that such assignee or sublease shall be credit worthy and of character and use consistent with the reputation of the building of which the demised premises are a part, and further that the Lessee shall not be in default of any covenants or provisions of this lease at the time of any such assignment or sublease; any sublease shall be rented at market rent and shall not be made without prior written consent of Lessor.

x.6. Time and period of Billing, whether annual, semi-annual, or otherwise for real estate and CPI clauses shall be in the discretion of the Lessor, and Lessee shall be obliged to pay to the Lessor the entire amount billed, for the period billed. Any amount payable by Lessee for the period during which this Lease commences and expires shall be apportioned on the basis of the proportion of the particular year or tax year during which the lease term is in effect. Should the real estate taxes or the CPI Index figure fall below the base periods there shall be no credit adjustment to Lessee therefor, so that the basic rent charge shall be due at all times and there shall be no reduction in the basic fixed rent therefor.

x.7. Payment on Account: Lessee shall when requested by Lessor, and with each monthly payment, make such payments in advance as lessor shall reasonably determine to be sufficient to provide, in the aggregate, a fund adequate to pay, when due, all additional rent required under the real estate and CPI clauses. Any such payments on account shall be adjusted to conform to the actual R.E. tax bills and CPI Index amounts.

x.8. Late Payment: In the event Lessee fails to make any basic rent payment within five (5) days after the date when due, or fails to make any additional rent payment for real estate or CPI clauses, or other payment under the lease within ten (10) days after billing date, then Lessee shall pay to Lessor upon demand therefor a late charge at the rate of twelve (12) percent per annum from the due date of such basic rent payment(s) and/or from the billing date of such other rent payments for real estate, CPI or otherwise, until such amount(s) is/are paid.

x.9. Lessee warrants and confirms that it has dealt with no broker in connection with the leasing of the premises and has dealt directly with Teel Realty as Agent of the Lessor.

x. 10. All provisions of paragraph x. shall govern if inconsistent with any other provision or provisions of this Lease.

x. 11. General Provisions.

(a) The various rights and remedies contained in this Lease and reserved to each of the parties shall not be exclusive of any other right or remedy of such party, but shall be construed as cumulative and shall be in addition to every other remedy now or hereafter existing at law, in equity, or by statute. No delay or omission or the right to exercise any power by either party shall impair any such right or power, or shall be construed as a waiver of any default or as acquiescence in any default. One or more waivers of any covenant, term or condition of this Lease by either party shall not be construed by the other party as a waiver of a subsequent breach

                     Page 3 Attachment to Lease, Clause x.

of the same covenants, terms or conditions. Acceptance by Lessor of a lesser sum than the Rent then due shall be deemed to be an account of the earliest installment of such Rent, and endorsements or statements on checks or letters accompanying any check or payment as Rent shall not be deemed as accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such installment or pursue any other remedy provided in this Lease. The consent or approval of either party to or of any act by the other party of a nature requiring consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

(b) A waiver by Lessor of any clause or portion of this Lease must be in writing to be deemed valid and to bind the Lessor for any such specific written waiver, the same shall not be deemed to operate as a waiver thereafter for any purpose.

(c) All amounts payable by Lessee to Lessor under any provision of this Lease, other than those of basic rent per clause pursuant to SECTION 4, shall be deemed to be additional rent for the use of the Premises, and Lessor shall have the same remedies for the nonpayment of such amounts as for the nonpayment of other rents.

(d) Where the words "LESSOR" and "LESSEE" are used in this Lease they shall include Lessor and Lessee and shall apply to persons, both men and women, associations, partnerships and corporations, and in reading this Lease the necessary grammatical changes required to make the provisions hereof mean and apply to them shall be made in the same if written into the Lease.

(e) The invalidity of one or more of the provisions of this Lease shall not affect the remaining portions of this Lease, and, if any one or more of the provisions of this Lease should be declared invalid by final order, decree or judgment of a court of competent of a court of competent jurisdiction, this Lease shall be construed as if such invalid provision had not been included in this Lease.

IN WITNESS WHEREOF, the parties hereto have executed this Lease in duplicate, the original as a sealed instrument on the day and year first above written,



                                        LESSOR:

                                        RETALS, Ltd.


                                        By: /s/ Kenneth Z. Slater
                                            ------------------------------------
                                              Retals, Inc., General Partner
                                              Kenneth Z. Slater, Vice President







                                        LESSEE:

                                        Student Advantage, LLC



                                        By: /s/ Raymond V. Sozzi
                                            ------------------------------------

                                 LEASE AMENDMENT

THIS AGREEMENT, made this 17 day of February, 1999, by and between Retals Trust (successor to Retals Ltd.) (the "LESSOR") and Student Advantage, Inc. (successor to Student Advantage, LLC) as Lessees (the "LESSEE").

WITNESSETH THAT:

WHEREAS, Lessor has heretofore leased to Lessee and Lessee has hired from Lessor a portion of the building located at 280 Summer Street, Boston, Massachusetts, consisting of the Mezzanine and Lobby levels of the Building, all as more particularly described and set forth in certain lease instruments identified as following:

Original Lease dated February, 1998 with a term ending 2003 for the Mezzanine space and 2005 for the Lobby level space ("ORIGINAL LEASE"),

WHEREAS, the parties wish to add space to the Original Lease, subject to the terms and conditions hereof, the following additional premises:

The Additional Premises being Leased under this Lease Amendment shall be the space located on the fourth floor, being 5,410 RSF, which is an agreed figure for all purposes, which space is currently occupied by Coneco Corporation and bordering Summer Street and abutting 300 Summer Street and the atrium at the rear of 280 Summer Street, (the "ADDITIONAL PREMISES").

NOW, THEREFORE, for good and valuable consideration by each party paid to the other, the receipt and sufficiency of which is hereby acknowledged, and in further consideration of the foregoing premises and the mutual obligations set forth herein, the parties hereby agree as follows:

1. All terms used in this agreement shall have the same meaning as in the Original Lease, unless otherwise specifically provided herein. For ease of clarity in this instrument and for identification of the Original Lease instrument currently in force between the parties, and of the spaces covered thereunder, and the Additional Premises to be rented hereunder, the following Terms and definitions section is included in and made part of this agreement:

1.1 BUILDING. Whenever "BUILDING" is used in this instrument it shall refer to the building known as 280 Summer Street, Boston, Massachusetts.

1.2 ORIGINAL LEASE. A certain lease by and between Retals Trust ("LESSOR") and Student Advantage, LLC ("LESSEE"), dated February, 1998 with a term ending 2003 for the Mezzanine space and 2005 for the Lobby level space at 280 Summer Street, Boston, MA; whenever used in this instrument shall refer to said Original Lease instrument.

1.3 ORIGINAL PREMISES. Whenever "ORIGINAL PREMISES" is used it shall refer to the premises which were leased under the Original Lease (consisting of portions of the Mezzanine and Lobby levels of the Building).

1.4 ADDITIONAL PREMISES. Whenever "ADDITIONAL PREMISES" are used in this instrument it shall refer to the 5,410 RSF on the 4th floor of the Building which is designated in Exhibit A attached hereto, and is currently occupied by Coneco, Inc., as also described above.

1.5 LEASE AMENDMENT. This lease amendment dated February __, 1999, for the Additional Premises being hereby leased, shall be called "LEASE AMENDMENT" and wherever used in this lease. shall refer to this amendment for the Additional Premises.

1.6 PREMISES. The Original Premises and the Additional Premises together shall be deemed to be the Premises as defined in the Original Lease as hereby amended (the "AMENDED PREMISES").

2. Except as specifically set forth in this Lease Amendment of Original Lease, nothing herein is intended or should be construed to modify, amend delete, or otherwise affect the terms of said Original Lease, which shall remain in full force and effect as amended hereby. The terms of the Original Lease instrument are incorporated herein by reference and made part of this instrument.

3.1 The term for the Lessee's use of Additional Premises shall be 4 years 5 months, beginning March 1, 1999 and terminating July 31, 2003, unless sooner terminated by the terms of the Original Lease, as amended and or extended.

3.2 The Termination Dates for the Original Premises leased under Original Lease are hereby amended as follows:

Termination date for the Mezzanine ("A + B") space is hereby changed to July 31, 2003. Termination date for the Lobby ("C") space is hereby changed to July 31, 2005.

These Termination dates are intended to supercede the Termination Dates contained in the Original Lease.

4. RENT; SECURITY DEPOSIT.

Basic Rent shall be payable monthly in advance as follows:

For the Additional Premises Basic Rent shall be one hundred thirteen thousand six hundred ten ($113,610) dollars per annum, from March 1, 1999 (or from date of occupancy if later, see Section 9) through July 31, 2003.

Basic Rent for the Mezzanine Space "A" and "B" shall be $139,162 per year (which amount is currently payable under Original Lease) payable through July 31, 2003;

Basic Rent for the Lobby Level, space "C", (which amount is currently payable under Original

Lease), shall be $298,563 per annum payable through May 31, 2003;

Basic Rent for the Lobby Level space "C" shall be $337,506 per annum from June 1, 2003 through July 31, 2005.

For clarity the Basic Rent schedule for the Amended Premises* are as follows:


                      LOCATION             $ PER RSF          #RSF             $ PER YEAR         $ PER MONTH
                      --------             ---------          ----             ----------         -----------
3/1/99                Lobby "C"            $23.00             12,981           $298,563
to                    Mezz "A&B"           $17.00             8,186            $139,162
5/31/03               Additional
                      Premises             $21.00             5,410            $113,610
                                                                               --------           -----------
                      (4th Floor)                                              $551,335**         $45,944.58

                      LOCATION             $ PER RSF          # RSF            $ PER YEAR         $ PER MONTH
                      --------             ---------          -----            ----------         -----------
6/1/03                Lobby "C"            $26.00             12,981           $337,506
to                    Mezz "A & B"         $17.00             8,186            $139,162
7/31/03               Additional
                      Premises             $21.00             5,410            $113,610
                                                                               --------           -----------
                      (4th Floor)                                              $590,278**         $49,189.83

8/1/2003***
to
7/31/05               Lobby "C"            $26.00             12,981           $337,506           $28,125.50

* This excludes other space (2,700 RSF) on the 4th floor being rented under a separate Lease dated September, 1998 and expiring September 30, 2000.

** This is an annualized figure (there may be different start dates for the component spaces).

*** BASIC RENT IN OPTION YEARS: If Lessee exercises its option to extend for the Mezzanine "A & B" space, then Basic Rent for that space from August 1, 2003 through July 31, 2005 shall be $139,162 per annum; if Lessee exercises its option to extend for the Additional Premises, then the Basic Rent for that space shall be the then fair market rent (as determined in Section 38 of Original Lease) from August 1, 2003 through July 31, 2005. Either or both amounts, shall be in addition to the Basic Rent of $337,506 due for the Lobby Space from August 1, 2003 through July 31, 2005

The applicable Basic Rent is payable in twelve equal monthly installments, in advance, on the first day of every calendar month, provided that if the Term begins or ends on a day other than the first or last day of a calendar month, the installment of Basic Rent payable on the first day of the Term, or the first day of the last calendar month of the Term shall be prorated for such first or last partial month on the basis of a 365 day year. Lessee will pay all rent (Basic Rent and Additional Rent) without set-off, deduction or demand to Landlord at its address set forth above or below, or at such other place as is designated in writing from time to time by Lessor.

SECURITY DEPOSIT. The Security Deposit shall be increased by nine thousand four hundred sixty seven and 1/2 ($9,467.50) dollars which is the equivalent of one month's Basic Rent for the

Additional Premises. The total Security Deposit then shall be $45,944.58 ($36,477.08 for the Original Premises + $9,467.50 for the Additional Premises = $45,944.58 new total Security Deposit.) The additional Security Deposit of $9,467.50 shall be paid prior to March 1, 1999.

5. CPI/RE CONTRIBUTIONS. The Additional Premises shall be subject to CPI, Real Estate, and Electricity contributions in the same manner, and using the same formulas and bases as the Original Premises. The CPI contribution, as described in the Original Lease, shall be applied to the Additional Premises leased hereunder. The Additional Premises leased hereunder shall add to the percentage allocated for purposes of real estate contribution share, so that Lessee's total real estate percentage for the Premises shall be 21%.

6. IMPROVEMENTS. Additional Premises are being taken by Lessee "as is". This is reflected in the rental rate.

7. Except as modified by this Lease Amendment the Original Lease, is hereby ratified and confirmed. Unless the context requires otherwise, all terms used herein shall be construed in conformity with the applicable provisions of the Original Lease.

8. OPTION TO EXTEND.

8.1 The Option to Extend the Mezzanine level ("A + B") is hereby amended so that the extension period of two years, shall commence on August 1, 2003, and expire on July 31, 2005. All other terms of extension including, but not limited to, rent and notification, shall remain the same as per Section 38.1 of the Original Lease. Section 38, except as amended herein, is hereby ratified and confirmed.

8.2 Lessee shall also have an option to extend the term for the Additional Premises for 2 years, commencing on August 1, 2003 and expiring on July 31, 2005. The terms of this option to extend the term of the Additional Premises shall be the same as in the Original Lease (including notification to Lessor by Lessee). Section 38 is hereby incorporated by reference, except that the Basic Rent shall be the then fair market rent (as determined in said Section 38 of Original Lease).


9. In the event that the Additional Premises are not delivered to Lessee on March 1, 1999 all rent for the Additional Premises (Basic Rent and Additional
Rent) shall abate as per Section 4 above for each day that Lessor has not delivered the Additional Premises to Lessee. In the event that the Additional Premises has not been delivered to Lessee by March 31, 1999, Lessee shall then have the right to Terminate this Lease Amendment, by written notice to Lessor, subject to Lessor's right to cure the delivery within 15 days. Said notice must be received by Lessor on April 1, 1999.

10. Lessor and Lessee each represent that it has not dealt with a broker in connection with this Lease Amendment. Each party agrees to indemnify and hold the other harmless against any and all liability incurred by the other party resulting from claims made by any broker, finder or similar agent claiming to have dealt with the representing party.

11. Section 23 of Original Lease is hereby amended so that as a condition of sublease or assignment Lessor may require, in its sole discretion, that market rent be obtained for any proposed sublease or assignment.

12. In all other respects the Original Lease is hereby ratified and confirmed, except as hereby amended.

13. This Lease Amendment is subject to and conditioned upon the execution and delivery of Agreement for Early Termination of Lease dated February 8, 1999 by and between Retals Trust (successor to Retals Ltd.) and Coneco, Inc. Lessor shall have no liability for the failure of Coneco Inc. to execute and deliver said agreement.


IN WITNESS WHEREOF, the parties hereto have executed this Lease in duplicate, the original as a sealed instrument on the day and year first above written.

LESSOR:                                         LESSEE:


Retals Trust                                    Student Advantage, Inc.



By: /s/ Alvin J. Slater                         By: /s/ Christopher B. Andrews
    --------------------------------                ----------------------------
    Alvin J. Slater, Trustee of Retals Trust     Print:  Christopher B. Andrews
    duly authorized, and not individually.       Title:   V.P. Finance & Admin.

                           STUDENT ADVANTAGE, INC.

                     Consent of Directors in Lieu of Meeting
                            As of February ___, 1999

The undersigned, being all of the directors of Student Advantage, Inc. (the "Company"), hereby consent to the adoption of the following votes and agree that said votes shall have the same effect as if duly adopted at a meeting of the Board of Managers held for that purpose:

VOTED: That the Board consent to the execution of a lease amendment of approximately 5,410 rentable square feet in a building located at 280 Summer Street, Boston, Massachusetts in a building owned by Retals Trust;

VOTED: That the President, Vice-President, Treasurer, Managing Member and Clerk are, and each of them acting singly is, authorized in the name and on behalf of the Company to execute and deliver the Lease, a Notice of Lease and such other certificates, instruments, and documents which such officer deems necessary or desirable to effectuate the transactions described herein.

EXECUTED as of the date set forth above,



                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

                      (This area left intentionally blank)

                                    EXHIBIT A


                 [graphic describing leased space appears here]

                                    EXHIBIT B


          Resolutions Adopted by Consent Vote as of February ___, 1999


     VOTED: That the Board of Directors consent to the execution of a lease amendment of approximately 5,410 rentable square feet in a building located at 280 Summer Street, Boston, Massachusetts in a building owned by Retals Trust;

     VOTED: That the President, Vice-President, Treasurer and Clerk are, and each of them acting singly is, authorized in the name and on behalf of the Company to execute and deliver the Lease, a Notice of Lease and such other certificates, instruments, and documents which such officer deems necessary or desirable to effectuate the transactions described herein.


                      (This area left intentionally blank)

                               CLERK'S CERTIFICATE


I, _____________________________ the duly elected and acting clerk of Student Advantage, Inc. (the "Company") hereby certify as follows:

1.   I am the duly elected and authorized clerk of the Company.

2. Attached hereto as EXHIBIT C is a true and correct copy of certain resolutions which were adopted by unanimous consent of the Board of Directors of the Company as of February ___, 1999.

3. ___________________________ is a Vice President and Treasurer of the Company.


EXECUTED as of this ___ day of February, 1999.

                                            ____________________________, Clerk




                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss                                                  February ___, 1999

Then personally appeared the above-named ____________________ the clerk of Student Advantage, Inc. and acknowledged the foregoing instrument as his free act and deed and the free act and deed of the Company, before me


                                           ------------------------------------
                                           Notary Public
                                           My Commission expires: